                          SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant / /
Filed by a party other than the Registrant / /
Check the appropriate box:
/ /    Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                           HEALTH RISK MANAGEMENT, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/    No fee required.
/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

       (1) Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4) Proposed maximum aggregate value of transaction:

       (5) Total fee paid:

/ /    Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:

       (2) Form, Schedule or Registration Statement No.:

       (3) Filing Party:

       (4) Date Filed:

                          HEALTH RISK MANAGEMENT, INC.

                                ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                 APRIL 21, 1999

                            ------------------------

TO THE SHAREHOLDERS OF HEALTH RISK MANAGEMENT, INC.:

    The 1999 Annual Meeting of Shareholders of Health Risk Management, Inc. will be held at the Company's corporate offices, South Entrance, 10900 Hampshire Avenue South, Bloomington, Minnesota, on Wednesday, April 21, 1999 at 1:00 p.m., Minnesota time, for the following purposes:

    1.  To elect Class A directors.

    2. To approve a 400,000 share increase in the number of shares reserved for the Company's Amended and Restated 1992 Long-Term Incentive Plan.

    3.  To approve the Company's 1999 Employee Stock Purchase Plan.

    4. To ratify the selection of Ernst & Young LLP as the Company's independent auditors for the current fiscal year.

    5. To take action upon any other business that may properly come before the meeting or any adjournment thereof.

    Only shareholders of record shown on the books of the Company at the close of business on March 10, 1999, will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the Annual Meeting.

    You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return your Proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning your Proxy will help avoid further solicitation expense by the Company.

    This Notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.

                                          Marlene Travis

                                          PRESIDENT, CHIEF OPERATING OFFICER AND
                                          SECRETARY

Dated: March 19, 1999
Bloomington, Minnesota

                          HEALTH RISK MANAGEMENT, INC.

                                ---------------

                                PROXY STATEMENT
                                      FOR
                      1999 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 21, 1999

                            ------------------------

                                  INTRODUCTION

    Your Proxy is solicited by the Board of Directors of Health Risk Management, Inc. (the "Company") for use at the 1999 Annual Meeting of Shareholders to be held on April 21, 1999, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting.

    The cost of soliciting Proxies, including preparing, assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally or by telephone.

    Any shareholder giving a Proxy may revoke it at any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written Proxy with an officer of the Company. Personal attendance at the Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the Annual Meeting.

    Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Meeting for purposes of calculating the vote required for approval of such matter.

    The mailing address of the Company's principal executive office is 10900 Hampshire Avenue South, Bloomington, Minnesota 55438. The Company expects that this Proxy Statement and the related Proxy and Notice of Annual Meeting will first be mailed to shareholders on or about March 19, 1999.

                      OUTSTANDING SHARES AND VOTING RIGHTS

    The Board of Directors of the Company has fixed March 10, 1999, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on March 10, 1999, 4,625,851 shares of the Company's Common Stock, par value $.01, were issued and outstanding. Such $.01 par value Common Stock is the only outstanding class of stock of the Company. A quorum (a majority of the outstanding shares) must be represented at the meeting in person or by Proxy to transact business. Each share of Common Stock is entitled to one vote. Holders of the Common Stock are not entitled to cumulative voting rights in the election of directors.

              PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS

    The following table sets forth the number of shares of the Company's Common Stock beneficially owned by each person known to the Company to beneficially own more than 5% of the Company's Common Stock, by each of the Company's current directors and nominees for director, by each executive officer named in the Summary Compensation Table (on page 11), and by all of the Company's current directors and current executive officers as a group, as of March 10, 1999.

                                                                NUMBER OF SHARES      PERCENT
NAME OF DIRECTOR, EXECUTIVE OFFICER OR IDENTITY OF GROUP      BENEFICIALLY OWNED(1)   OF CLASS
------------------------------------------------------------  ---------------------   --------
Chiplease, Inc. ............................................         675,500(2)        14.60%
  640 N. LaSalle Street, Suite 300
  Chicago, IL 60610
Summit Capital Management, LLC .............................         439,550(3)         9.50%
  601 Union Street Suite 3900
  Seattle, WA 98101
Dimensional Fund Advisors, Inc. ............................         251,300(4)         5.43%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401
Gary T. McIlroy, M.D. ......................................         386,110(5)         8.12%
  10900 Hampshire Avenue South
  Bloomington, MN 55438
Marlene Travis .............................................         375,691(6)         7.95%
  10900 Hampshire Avenue South
  Bloomington, MN 55438
Thomas P. Clark.............................................         109,216(7)         2.34%
Adele M. Kimpell............................................          13,200(8)         *
William M. Smith............................................           7,775(9)         *
Vance Kenneth Travis........................................          10,344(10)        *
Ronald R. Hahn..............................................          11,401(11)        *
Robert L. Montgomery........................................          12,480(12)        *
Gary L. Damkoehler..........................................          14,434(13)        *
Raymond G. Schultze, M.D....................................           4,434(14)        *
All Current Executive Officers and Current Directors as a
  Group (14 persons)........................................         968,786(15)       19.50%

------------------------

   * Less than one percent.

 (1) Except as otherwise noted, each person or group named in the table has sole voting and investment power with respect to all shares of Common Stock listed opposite the name of such person or group. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of March 10, 1999, or within 60 days of such date are treated as outstanding only when determining the amount and percent owned by such person or group named in the table.

 (2) Includes 399,100 (8.63%) shares which Chiplease, Inc. represents are owned by it and 276,400 (5.97%) shares which Chiplease represents are owned by the secretary of Chiplease, Inc. and for which the secretary has sole voting power and which was owned on August 28, 1998, the date of the most recent Schedule 13D/A received by the Company from such shareholder.

 (3) In its most recent Schedule 13G filed on February 10, 1999, Summit Capital Management, LLC represents it has shared voting and investment power over all such shares.

 (4) In its most recent Schedule 13G filing with the Securities and Exchange Commission on February 11, 1999, Dimensional Fund Advisors, Inc. (DFI), represents it has sole voting and investment power over all such shares. DFI disclaims beneficial ownership of the shares.

 (5) The number of shares set forth in the above table (i) includes 257,970 shares held by the Gary T. McIlroy Revocable Trust, for which Dr. McIlroy is grantor and trustee, (ii) includes 128,140 shares which Dr. McIlroy has the right to acquire upon exercise of options, (iii) excludes 75 shares beneficially owned by Dr. McIlroy's and Ms. Travis' adult children, and
     (iv) excludes the shares beneficially owned by Ms. Travis. Dr. McIlroy disclaims beneficial ownership of such excluded shares.

 (6) The number of shares set forth in the above table (i) includes 274,948 shares held by the Marlene O. Travis Revocable Trust, for which Ms. Travis is grantor and trustee, (ii) includes 100,743 shares which Ms. Travis has the right to acquire upon exercise of options, (iii) excludes 75 shares beneficially owned by Ms. Travis' and Dr. McIlroy's adult children, and
     (iv) excludes the shares beneficially owned by Dr. McIlroy. Ms. Travis disclaims beneficial ownership of such excluded shares.

 (7) Includes 62,568 shares held by Mr. Clark and 46,648 shares which Mr. Clark has the right to acquire upon exercise of options.

 (8) Includes 13,200 shares which Ms. Kimpell has the right to acquire upon exercise of options.

 (9) Includes 3,275 shares held by Mr. Smith and 4,500 shares which Mr. Smith has the right to acquire upon exercise of options.

 (10) Includes 4,643 shares held by Mr. Travis and 5,701 shares which Mr. Travis has the right to acquire upon exercise of options.

 (11) Includes 7,600 shares held by Mr. Hahn and 3,801 shares which Mr. Hahn has the right to acquire upon exercise of options.

 (12) Includes 3,462 shares held by Mr. Montgomery and 9,018 shares which Mr. Montgomery has the right to acquire upon exercise of options.

 (13) Includes 10,000 shares held by Mr. Damkoehler and 4,434 shares which Mr. Damkoehler has the right to acquire upon exercise of options.

 (14) Includes 4,434 shares which Mr. Schultze has the right to acquire upon exercise of options.

 (15) Includes 626,616 shares held by the current officers and directors, and 342,170 shares that current executive officers and directors as a group have the right to acquire as of March 10, 1999, or within 60 days of such date, upon exercise of options.

                             ELECTION OF DIRECTORS
                                 (PROPOSAL #1)

    The Bylaws of the Company provide that the number of directors shall be determined by the Board of Directors. The Board of Directors has set such number at seven. The Company's Articles of Incorporation provide for the election of three classes of directors with terms staggered so as to require the election of only one class of directors each year. Only directors who are members of Class A will be elected at the Annual Meeting. The Class A directors will be elected to a three-year term and, therefore, will hold office until the Company's 2002 Annual Meeting of Shareholders and until their successors have been duly elected and qualified. The terms of Classes B and C continue until 2000 and 2001, respectively.

    The Board of Directors nominates Gary L. Damkoehler and Raymond G. Schultze, M.D. for election as the Class A directors. Each Proxy will be voted for each of such nominees unless the Proxy withholds a vote for one or more of the nominees. If any of the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee as is selected by the Board, or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence. The election of each Class A nominee requires the affirmative vote of a majority of the shares represented at the Annual Meeting with authority to vote on such matter but not less than the affirmative vote of 1,156,464 shares.

    The following table provides certain information with respect to all directors of the Company:

                                              CURRENT POSITION(S)               PRINCIPAL OCCUPATION(S)                DIRECTOR
   NAME OF DIRECTOR (CLASS)          AGE          WITH COMPANY                   DURING PAST FIVE YEARS                  SINCE
-------------------------------      ---      --------------------  ------------------------------------------------  -----------
Gary T. McIlroy, M.D.                    58   Chairman of the       Chairman and Chief Executive Officer of the             1977
(Class C)                                       Board, Chief          Company since 1977. Dr. McIlroy is married to
                                                Executive Officer     Marlene Travis.
                                                and Director
Marlene Travis                           59   President, Chief      President of the Company since 1987 and Chief           1977
(Class B)                                       Operating Officer,    Operating Officer of the Company from 1987 to
                                                Secretary and         1992 and since June 1993; and Chief
                                                Director              Administrative Officer from 1992 to June 1993;
                                                                      Ms. Travis is married to Gary T. McIlroy, M.D.
Vance Kenneth Travis                     73   Director              Chairman of the Board of Triad International,           1984
(Class B)                                                             Inc., a plant engineering and project
                                                                      management operation for petro-chemical and
                                                                      refinery process plants located in Calgary,
                                                                      Alberta, Canada. Mr. Travis is Marlene Travis'
                                                                      uncle.
Ronald R. Hahn                           54   Director              Chairman and President, ESE Partners, LLC, a            1992
(Class C)                                                             venture capital management company, since 1996
                                                                      and President of Stroben & Hahn, Inc., a
                                                                      venture capital management company, since
                                                                      1981. Consultant regarding the U.S. healthcare
                                                                      industry to Union d'Etudes et
                                                                      d'Investissements ("UI"), the merchant banking
                                                                      subsidiary of Credit Agricole, principally
                                                                      from 1992 to 1995. Mr. Hahn currently also
                                                                      serves on the Board of Directors of
                                                                      JAMS/Endispute, a provider of dispute
                                                                      resolution services.
Robert L. Montgomery                     62   Director              Consultant regarding Health System Management to        1993
(Class C)                                                             Sutter Health since 1999. Prior to this he was
                                                                      President, Western Division of Sutter Health
                                                                      from 1996 to 1999. Mr. Montgomery served as
                                                                      President and Chief Executive Officer of Alta
                                                                      Bates Health System of Emeryville, California,
                                                                      a vertically integrated full service
                                                                      healthcare system, from 1989 to 1996, and from
                                                                      1979 to March 1983.
Gary L. Damkoehler                       59   Director Nominee      Chairman, Chief Executive Officer and President         1996
(Class A)                                                             since 1988 of JSA Healthcare Corporation of
                                                                      St. Petersburg, Florida, a direct provider of
                                                                      healthcare services.

                                              CURRENT POSITION(S)               PRINCIPAL OCCUPATION(S)                DIRECTOR
   NAME OF DIRECTOR (CLASS)          AGE          WITH COMPANY                   DURING PAST FIVE YEARS                  SINCE
-------------------------------      ---      --------------------  ------------------------------------------------  -----------
Raymond G. Schultze, M.D.                65   Director Nominee      Chief Executive Officer and Medical Director            1996
(Class A)                                                             since 1997 of Toiyabe Dialysis Unit.
                                                                      Consultant regarding healthcare managment
                                                                      consulting (self-employed) since 1997. Prior
                                                                      to this he was Professor of Medicine at the
                                                                      UCLA School of Medicine from 1978 to 1997. Dr.
                                                                      Schultze served as Director of the UCLA
                                                                      Medical Center from 1980 to 1995; and
                                                                      Administrative Vice Chancellor for UCLA from
                                                                      1986 to 1992. Dr. Schultze currently is
                                                                      providing consulting services to the County of
                                                                      Los Angeles for the re-engineering of their
                                                                      healthcare system.

DIRECTOR FEES AND OPTIONS

    ANNUAL RETAINER AND MEETING FEES. All directors of the Company are reimbursed for expenses incurred by them in connection with attending meetings of the Board and performing duties as a director. Each nonemployee director receives an annual retainer of $12,500 and meeting fees as follows: $750 for each Board meeting attended; $500 ($650 for committee chairs) for each committee meeting attended unless the committee meeting is held in conjunction with a Board meeting; $500 for each meeting of the board of directors of a subsidiary of the Company that is attended; $500 for each Board meeting in which the nonemployee director participates by telephone; and $250 for each committee meeting in which the nonemployee director participates by telephone. A director of the Company may elect to receive the payment of his or her annual retainer, meeting fees and committee fees on a monthly basis or in one lump sum at the end of the fiscal year.

    DEFERRED COMPENSATION PLAN FOR DIRECTORS. The Board of Directors of the Company adopted the Deferred Compensation Plan for Directors, effective for fiscal 1994 and for all fiscal years thereafter until the Plan is terminated. Under the Deferred Compensation Plan, members of the Company's Board of Directors and members of the Board of any subsidiary may elect, prior to July 1 of any fiscal year, to defer the receipt of all or any portion of any annual retainer and meeting fees that may be payable to the director during the fiscal year for which the election is effective. The Deferred Compensation Plan is administered by the Compensation Committee. All amounts deferred by the director are credited to an account established for the director for accounting purposes only, and the amounts credited to such account generally accrue interest, compounded quarterly, at a rate equal to two percentage points above the Prime Rate. The Deferred Compensation Plan is and will remain unfunded, and the director will stand in the position of a general unsecured creditor of the Company with respect to all payments made pursuant to the Deferred Compensation Plan.

    DIRECTOR OPTIONS. Under the Amended and Restated 1992 Long-Term Incentive Plan, directors who are not employees of the Company are eligible for nonqualified stock options. As specified in the Plan, an option for 3,800 shares of the Company's Common Stock was granted to each nonemployee director who was serving on the Board on September 14, 1992, the date the Board originally adopted the Plan, and is granted to each new nonemployee director on the date that such new director is first elected to the Board. All nonemployee directors will also receive an option for 1,900 shares of the Company's Common Stock at the end of each fiscal year during which such director continues to serve on the Board. The Board may, in its discretion, grant additional nonqualified stock options to nonemployee directors, subject to such terms and conditions as the Board may deem appropriate.

    In addition, a nonemployee director may elect in writing to receive a nonqualified stock option in lieu of all or any portion of the annual retainer and meeting fees to which such director may be entitled and which would otherwise be payable to such director during the fiscal year for which the election has been made. The number of shares subject to such option is determined by dividing the total dollar amount specified in the election by 25% of the fair market value of the Company's Common Stock as of the date the option is granted, which shall be the last day of the fiscal year for which the election has been made. Any election by the nonemployee director to receive a nonqualified stock option in lieu of annual retainer and meeting fees must be made prior to the date the option is granted.

    Except for options granted in lieu of retainer or meeting fees, the option price per share for all nonqualified stock options granted to nonemployee directors is generally the fair market value of a share of the Company's Common Stock as of the date such option is granted. The exercise price per share for all nonqualified stock options granted to nonemployee directors in lieu of retainer or meeting fees pursuant to the election described above equals 75% of the fair market value of a share of the Company's Common Stock as of the date such option is granted. All nonqualified stock options granted to the nonemployee directors ordinarily expire five years after the date they are granted, and become exercisable as to one-third of the shares subject to the option on each of the succeeding three anniversaries of the option grant.

                          COMMITTEE AND BOARD MEETINGS

    The Company's Board of Directors has an Audit Committee which reviews with the Company's independent auditors the annual financial statements and the results of the annual audit. The Audit Committee also reviews potential conflict of interest situations involving related party transactions. The Audit Committee's current members are Mr. Damkoehler, Mr. Hahn, Mr. Montgomery and Mr. Travis. The Audit Committee met twice during fiscal 1998.

    The Board also has a Compensation Committee which reviews and recommends the compensation to be paid to the Company's senior officers under the Company's management incentive plans. Mr. Hahn, Mr. Travis, Mr. Schultze and Mr. Montgomery are the current members of such Committee. During fiscal 1998, the Compensation Committee met once.

    The Company does not have a nominating committee. The functions which would be performed by a nominating committee are performed by the entire Board. Any shareholder who intends to make a nomination at an annual meeting must deliver, not less than eighty nor more than one hundred days prior to the particular annual meeting, a notice to the Company's Corporate Secretary setting forth: the name and address of the shareholder who intends to make the nomination; the class and number of shares of stock of the Company which are beneficially owned by the shareholders; the name, age, business address and residence address of each nominee being proposed by the shareholder; the principal occupation or employment of each nominee; the class and number of shares of stock of the Company which are beneficially owned by each nominee; such other information concerning each nominee that would be required, under the rules of the Securities and Exchange Commission, in a proxy statement soliciting proxies for the election of such nominee; and a signed consent of each nominee to serve as a director of the Company if so elected. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company.

    The Company's Board of Directors held eight (8) meetings during fiscal 1998. Each director attended seventy-five percent or more of the total number of meetings of the Board of Directors and of committee(s) of which he or she was a member.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    COMPENSATION COMMITTEE'S RESPONSIBILITY

    The Compensation Committee's (the "Committee") principal responsibility with respect to executive level compensation is to ensure the Company's executive compensation plans are aligned with and support the Company's business objectives. The Committee evaluates the overall design and administration of the plans in order to fulfill its responsibility. In addition, to enhance the objectivity and independence of the Committee, it is comprised entirely of outside directors.

    COMPENSATION PHILOSOPHY

    The primary elements of the executive officers' total compensation program are based on salary, annual incentives, and long-term incentives. The elements are designed to:

        (i) motivate executive officers to achieve strategic objectives which promote the future success of the Company and increase shareholder value;

        (ii) reward outstanding performance at the corporate, department, and individual levels;

       (iii) aid the Company in attracting and retaining executives capable of assuring the future success of the Company; and

        (iv) promote a pay-for-performance philosophy by placing a significant portion of the total compensation "at risk" while providing compensation opportunities which are comparable to market levels.

    Under current tax law, a deduction for compensation paid by a company to each of the company's named executives may be disallowed if the officer's compensation exceeds $1 million. Special rules apply for "performance-based" compensation, including compensation resulting from stock options. The Company intends to take such steps as are necessary to comply with the deduction limits imposed by tax law provisions.

    BASE SALARY

    Base salaries for certain executive officers are reviewed by the Committee on an annual basis. Each year the Committee assesses the executive employee's level of responsibility, experience, individual performance, accountabilities relative to other Company executives, and external market practices. Each year the Committee also reviews Company performance and recommends to the full Board the salary levels for the coming year, and the base salaries are adjusted accordingly. In fiscal 1998, base salaries for the chief executive and certain other executives were the same as fiscal 1997, which were generally toward the mid-point of base salary levels for comparable health care organizations. In fiscal 1998, the chief executive's base salary and certain other executives' base salaries were the same as fiscal 1997 because of a pay-for-performance philosophy for base compensation which places a significant portion of the total compensation "at risk" while providing compensation opportunities which are comparable to market levels. Other executives' salaries are reviewed annually and changed based on their performance and responsibilities.

    ANNUAL INCENTIVES

    EXECUTIVE INCENTIVE PLAN. The Company's Board of Directors has an Executive Incentive Plan which provides for the payment of annual incentive bonuses to certain executive employees. The Executive Incentive Plan is administered by the Compensation Committee, whose members are not eligible to participate in the Executive Incentive Plan.

    Generally, an executive employee does not earn a bonus under the Executive Incentive Plan unless specified revenue, net profit or other performance goals are met by the Company. The Compensation Committee sets a range of bonus levels based on the performance goals set for the year. The Committee determines the amount of such cash bonus that may be paid to an executive employee by applying a payment percentage that corresponds to such goals to the employee's salary at the beginning of the applicable fiscal year. The Committee may also use stock options if it believes that stock options will provide executive officers with appropriate incentives. Fiscal 1998 no incentives under this Plan were stock options and no cash bonuses were paid.

    For fiscal 1998, the chief executive officer did not receive options as an annual incentive and did not receive any cash bonus under the Plan.

    LONG-TERM INCENTIVES The Company may grant some executive level employees long-term awards, including stock options, performance awards, and restricted stock pursuant to the Long-Term Incentive Plan. The purpose of these awards are to:

        (i) focus executives on the achievement of performance objectives which enhance shareholder value;

        (ii) emphasize the importance of balancing present business needs and long-term goals critical to the future success of the Company; and

       (iii) attract and retain executives of superior ability.

    STOCK OPTIONS. Stock options allow the executives to purchase shares of the Company's common stock at an exercise price equal to the fair market value at the date of grant over a period of five years. Generally, one-third to one-fourth of the executive's option becomes exercisable within the first six to twelve months after grant with the remainder over a period ranging up to three or four years following the date of grant. During fiscal 1998, where no options for shares were issued above under Annual Incentives, the Company issued the chief executive officer options for 40,000 shares at an exercise price of $12.625 per share under the Amended and Restated 1992 Long-Term Incentive Plan on February 25, 1998.

    PERFORMANCE UNITS. The Committee has determined that only annual cash incentives and stock options should be granted to executives to simplify the Company's compensation program, and decided that no Performance Units should be granted under the Amended and Restated 1992 Long-Term Incentive Plan for the foreseeable future.

                                          Ronald R. Hahn, CHAIRPERSON
                                          V. Kenneth Travis
                                          Robert L. Montgomery
                                          Raymond G. Schultze, M.D.

EMPLOYMENT AGREEMENTS

    The Company has an Employment Agreement, dated June 20, 1996, with Gary T. McIlroy, M.D. whereby Dr. McIlroy will continue to serve as Chief Executive Officer with the term continuing indefinitely unless terminated under the terms of the Agreement. Dr. McIlroy received a base salary for fiscal 1998 of $278,000 (subject to increase upon annual review by the Compensation Committee of the Board) and is eligible to receive an annual incentive bonus under the Executive Incentive Plan. The Employment Agreement is terminable by the Company for cause, in which case the Company is obligated to pay only Dr. McIlroy's accrued base salary and a portion of any annual incentive bonus for the fiscal year in which his termination occurs. The Agreement is also terminable by the Company upon thirty (30) days written notice, without cause, in which case the Company is obligated to (i) pay the then-current annualized base salary and provide health, dental, life and other benefits for a twenty-four (24) month period; (ii) pay out-placement services; (iii) pay a portion of any annual incentive bonus for the fiscal year in which his termination occurs; and (iv) transfer all cash value and life insurance policies owned by the Company to Dr. McIlroy. In the event Dr. McIlroy resigns for "good reason" or within twelve (12) months after a "change of control" of the Company, the Company is obligated to make all of the payments and provide all of the benefits described in the preceding sentence, and shall accelerate the vesting of all stock options which shall then remain exercisable until the options expire. The Agreement also addresses the benefits payable and the treatment of the life insurance policies owned by the Company upon termination for death or disability and, in the event of disability, provides for supplemental disability payments and health, dental and life benefits for a twelve (12) month period.

    The Company also has a Split Dollar Agreement, dated June 5, 1991, which requires the Company to pay the premiums on a life insurance policy owned by Dr. McIlroy (or his assignee) and which requires repayment to the Company of either the premiums paid or the policy's accumulated cash surrender value, whichever is greater, upon Dr. McIlroy's death or termination of employment. Under the Employment Agreement, if Dr. McIlroy's employment is terminated without cause or within twelve (12) months after a "change of control" of the Company, or if Dr. McIlroy resigns for "good reason," the repayment obligations under the Split Dollar Agreement cease and the Company must release any collateral assignment in the life insurance policy.

    The Company has an Employment Agreement, dated June 21, 1996, with Marlene Travis whereby Ms. Travis will continue to serve as President and Chief Operating Officer with the term continuing indefinitely unless and until terminated under the terms of the Agreement. Ms. Travis received a base salary for fiscal 1998 of $250,000 (subject to increase upon annual review by the Chief Executive Officer) and is eligible to receive an annual incentive bonus under the Executive Incentive Plan. The Employment Agreement is terminable by the Company for cause, in which case the Company is obligated to pay only Ms. Travis' accrued base salary and a portion of any annual incentive bonus for the fiscal year in which her termination occurs. The Agreement is also terminable by the Company upon thirty (30) days written notice, without cause, in which case the Company is obligated to (i) pay the then-current annualized base salary and provide health, dental, life and other benefits for a twenty-four (24) month period; (ii) pay out-placement services; (iii) pay a portion of any annual incentive bonus for the fiscal year in which her termination occurs; and (iv) transfer all cash value and life insurance policies owned by the Company to Ms. Travis. In the event Ms. Travis resigns for "good reason" or within twelve (12) months after a "change of control" of the Company, the Company is obligated to make all of the payments and provide all of the benefits described in the preceding sentence and shall accelerate the vesting of all stock options which shall then remain exercisable until the options expire. The Agreement also addresses the benefits payable and the treatment of the life insurance policies owned by the Company upon termination for death or disability and, in the event of disability, provides for supplemental disability payments and health, dental and life benefits for a twelve (12) month period.

    The Company also has a Split Dollar Agreement, dated June 5, 1991, which requires the Company to pay the premiums on a life insurance policy owned by Ms. Travis (or her assignee) and which requires repayment to the Company of either the premiums paid or the policy's accumulated cash surrender value, whichever is greater, upon Ms. Travis' death or termination of employment. Under the Employment Agreement, if Ms. Travis' employment is terminated without cause or within twelve (12) months after a "change of control" of the Company, or if Ms. Travis resigns for "good reason," the repayment obligations under the Split Dollar Agreement cease and the Company must release any collateral assignment in the life insurance policy.

    The Company has an Employment Agreement dated June 21, 1996, with Thomas P. Clark whereby Mr. Clark will continue to serve as Chief Financial Officer, with the term continuing indefinitely unless and until terminated under the terms of the Agreement. Mr. Clark received an annual base salary for fiscal 1998 of $200,000 (subject to increase upon annual review by the Chief Executive Officer) and is eligible to receive an annual incentive bonus under the Executive Incentive Plan. The Employment Agreement is terminable by the Company for cause, in which case the Company is obligated to pay only Mr. Clark's accrued base salary and a portion of any annual incentive bonus for the fiscal year in which his termination occurs. The Agreement is also terminable by the Company upon thirty (30) days written notice, without cause, in which case the Company is obligated to (i) pay the then-current annualized base salary and provide health, dental, life and other benefits for a twenty-four (24) month period; (ii) pay out-placement services; (iii) pay a portion of any annual incentive bonus for the fiscal year in which his termination occurs; and (iv) transfer all cash value and life insurance policies paid by the Company to Mr. Clark. In the event Mr. Clark resigns for "good reason" or within twelve (12) months after a "change of control" of the Company, the Company is obligated to make all of the payments and provide all of the benefits described in the preceding sentence and shall accelerate the vesting of all stock options which shall then remain exercisable until the options expire. The Agreement also addresses the benefits payable and the treatment of the life insurance policies owned by the Company upon termination for death or disability and, in the event of disability, provides for supplemental disability payments and health, dental and life benefits for a twelve (12) month period.

    The Company also has a Split Dollar Agreement, dated September 19, 1991, which requires the Company to pay the premiums on a life insurance policy owned by Mr. Clark (or his assignee) and which requires repayment to the Company of either the premiums paid or the policy's accumulated cash surrender value, whichever is greater, upon Mr. Clark's death or termination of employment. Under the Employment Agreement, if Mr. Clark's employment is terminated without cause or within twelve (12) months after a "change of control" of the Company, or if Mr. Clark resigns for "good reason," the repayment obligations under the Split Dollar Agreement cease and the Company must release any collateral assignment in the life insurance policy.

    SUMMARY COMPENSATION TABLE

    The following table sets forth the cash and noncash compensation for each of the last three fiscal years of the Company's Chief Executive Officer and the four other highest paid executive officers of the Company whose salary and bonus for fiscal 1998 exceeded $100,000.

                                                                                     LONG-TERM COMPENSATION
                                                                              -------------------------------------
                                                                                       AWARDS
                                                                 OTHER        ------------------------
                                   ANNUAL COMPENSATION           ANNUAL       RESTRICTED    SECURITIES
                                -------------------------       COMPEN-        STOCK        UNDERLYING       LTIP       ALL OTHER
NAME AND POSITION               YEAR   SALARY      BONUS       SATION(1)      AWARDS         OPTIONS       PAYOUTS      COMPENSATION
------------------------------  ----  --------    -------      ----------     -------       ----------     --------     ----------
Gary T. McIlroy, M.D. ........  1998  $278,000    $     0(2)   $ 9,837(10)       0           40,000(4)       $ 0        $23,484(6)
  Chairman & CEO                1997   278,000          0(2)     9,395(10)       0           15,000(2)         0         23,150(6)
                                1996   278,000     13,510        9,395(10)       0           40,000(4)         0         22,655(6)
                                                                                             33,138(3)
Marlene Travis ...............  1998  $250,000    $     0(2)   $ 9,837(10)       0           30,000(4)       $ 0        $20,336(7)
  President & COO               1997   250,000          0(2)     9,395(10)       0           12,500(2)         0         20,150(7)
                                1996   222,000     13,510        9,395(10)       0           33,333(4)         0         19,655(7)
                                                                                             23,298(3)
Thomas P. Clark ..............  1998  $200,000    $     0(2)   $10,902(10)       0           30,000(4)       $ 0        $ 9,555(8)
  CFO                           1997   200,000          0(2)    10,460(10)       0           10,000(2)         0          9,150(8)
                                1996   167,500     11,580       10,460(10)       0           26,667(4)         0          8,655(8)
                                                                                             17,759(3)
Adele M. Kimpell .............  1998  $156,420    $     0(2)         0           0            3,600(4)       $ 0        $ 3,361(5)
  Executive V.P., Health Plan   1997   153,542          0(2)   $     0           0            4,000(2)         0          2,663(5)
  and System Development        1996   128,169      6,000            0           0            9,000(4)         0          1,882(5)
                                                                                              5,000(3)
William M. Smith .............  1998  $128,181    $15,000      $     0           0            6,000(4)       $ 0        $11,074(9)
  Vice President Managed Care
  Sales

------------------------

 (1) Does not include the payment of professional and monthly club dues, term group life insurance and other personal benefits, the aggregate amount of which was less than 10% of the individual's listed compensation.

 (2) Stock options were issued under the Amended and Restated 1992 Long-Term Incentive Plan or the 1990 Stock Option Plan in lieu of cash bonus under the annual Executive Incentive Plan and are fully exercisable.

 (3) Stock options were issued under the 1990 Stock Option Plan, and become exercisable in annual increments of one-fourth per year.

 (4) Stock options were issued under the Amended and Restated 1992 Long-Term Incentive Plan and become exercisable in annual increments of one-third per year.

 (5) The Company matching contribution under its 401(k) Salary Savings Plan.

 (6) The amount reflected includes $2,655, $3,150, and $3,484 as Company matching contributions under its 401(k) Salary Savings Plan or other retirement payments for fiscal 1996, 1997, and 1998, respectively, and $20,000 per year for the total premiums paid by the Company on the life insurance policy covered by the Split-Dollar Agreement referred to below in "Employment Agreements" for fiscal 1996, 1997 and 1998, respectively.

 (7) The amount reflected includes $2,655, $3,150, and $3,336 as Company matching contributions under its 401(k) Salary Savings Plan or other retirement payments for fiscal 1996, 1997 and 1998, respectively, and $17,000 per year for a total premiums paid by the Company on the life insurance policy covered by the Split-Dollar Agreement referred to below in "Employment Agreements" for fiscal 1996, 1997 and 1998, respectively.

 (8) The amount reflected includes $2,655, $3,150, and $3,555 as Company matching contributions under its 401(k) Salary Savings Plan or other retirement payments for fiscal 1996, 1997 and 1998, respectively, and $6,000 per year for the total premiums paid by the Company on the life insurance policy covered by the Split-Dollar Agreement referred to below in "Employment Agreements" for fiscal 1996, 1997 and 1998, respectively.

 (9) The amount reflected includes $2,492 as Company matching contributions under its 401(k) Salary Savings Plan for 1998 and moving allowance of $8,582.

 (10) Includes auto allowance and medical coverage.

    The following two stock option tables summarize option grants and exercises during fiscal 1998 for the Chief Executive Officer and other named executive officers, and the values of options granted during fiscal 1998 and held by such persons at June 30, 1998.

                       STOCK OPTION GRANTS IN FISCAL 1998

                                                                                                POTENTIAL REALIZABLE VALUE
                                                                                                 AT ASSUMED ANNUAL RATES
                                                                                               OF STOCK PRICE APPRECIATION
                                                  INDIVIDUAL GRANTS                                  FOR OPTION TERM
                                 ----------------------------------------------------  --------------------------------------------
                                  NUMBER OF     % OF TOTAL
                                 SECURITIES       OPTIONS                                      5%(3)                 10%(3)
                                 UNDERLYING     GRANTED TO     EXERCISE                ---------------------  ---------------------
                                   OPTIONS     EMPLOYEES IN     OR BASE   EXPIRATION     STOCK                  STOCK
NAME                               GRANTED      FISCAL YEAR      PRICE       DATE        PRICE       GAIN       PRICE       GAIN
-------------------------------  -----------  ---------------  ---------  -----------  ---------  ----------  ---------  ----------
Gary McIlroy, M.D..............      40,000(1)         16.8%   $  12.625    06/30/02   $   15.60  $  119,000  $   19.10  $  259,000
Marlene Travis.................      30,000(1)         12.6%   $  12.625    06/30/02   $   15.60  $   89,250  $   19.10  $  194,220
Thomas P. Clark................      30,000(1)         12.6%   $  12.625    06/30/02   $   15.60  $   89,250  $   19.10  $  194,250
Adele M. Kimpell...............       3,600(1)          1.5%   $  12.625    06/30/02   $   15.60  $   10,710  $   19.10  $   23,310
William M. Smith...............       6,000(2)          2.5%   $  12.875    06/30/02   $   16.24  $   20,190  $   20.26  $   44,310

------------------------

 (1) One-third of the stock options granted as a long-term incentive became or will become exercisable one year after January 1, 1998, the date of grant, and on the next two anniversaries of the date of grant. Under the terms of the Plan, the Board may provide for the protection of all optionees to whom options have been granted in the event of a merger, liquidation, reorganization or similar transaction.

 (2) One-third of the stock options granted as a long-term incentive became or will become exercisable one year after September 24, 1997, the date of grant, and on the next two anniversaries of the date of grant. Under the terms of the Plan, the Board may provide for the protection of all optionees to whom options have been granted in the event of a merger, liquidation, reorganization or similar transaction.

 (3) The stock price is calculated using a 5% and 10% rate of appreciation (solely for illustrative purposes) for the term of the option, compounded annually. The gain is the difference between the resulting illustrative compounded stock price and the exercise price times the number of options granted.

  AGGREGATED OPTION EXERCISES IN FISCAL 1998 AND FISCAL YEAR-END OPTION VALUE

                                                                  NUMBER OF SECURITIES
                                                                       UNDERLYING
                                                                       UNEXERCISED        VALUE OF UNEXERCISED
                                                                    OPTIONS AT FISCAL     IN-THE-MONEY OPTIONS
                                     SHARES ACQUIRED    VALUE     YEAR-END EXERCISABLE/   AT FISCAL YEAR-END(1)
                                       ON EXERCISE     REALIZED       UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
                                     ---------------  ----------  ---------------------  -----------------------
Gary T. McIlroy, M.D...............        20,000     $  122,500       103,188/74,950     $    683,110/$218,391

Marlene Travis.....................        15,000     $   91,615        81,585/58,046     $    536,154/$165,418

Thomas P. Clark....................        15,000     $   68,445        32,209/52,217     $    160,848/$146,489

Adele M. Kimpell...................        --             --            10,750/10,850     $      50,188/$30,512

William M. Smith...................        --             --              2,000/4,000     $        4,750/$9,500

------------------------

 (1) Market value of underlying securities at June 30, 1998 ($15.25), the closing price of the Common Stock, minus the exercise price.

PERFORMANCE GRAPH

    Set forth below are line graphs comparing the Company's cumulative total shareholder return on the Company's Common Stock, from June 30, 1993, through February 26, 1999, with the cumulative total return of The NASDAQ Market Index (U.S. Companies) and of the selected peer group (the "SIC Peer Group Index"). The SIC Peer Group Index includes all NASDAQ companies which are in the same three-digit SIC ("Standard Industrial Classification") labeled 632 Accident and Health Insurance and Medical Service Plans.

                 COMPARISON OF THE PERIOD 06/30/93 TO 02/26/99
                            CUMULATIVE TOTAL RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              HRM     PEER GROUP INDEX    NASDAQ MARKET
6/30/93      $100.00            $100.00          $100.00
6/30/94        76.47             112.39           109.66
6/30/95       123.53             113.98           128.61
6/30/96       123.53             147.80           161.89
6/30/97       158.82             192.45           195.02
6/30/98       179.41             203.24           258.52
2/26/99       111.03             181.79           315.17

    The NASDAQ Market Index and SIC Peer Group Index is provided by Media General Financial Services. The Peer Group includes the following companies:
Aetna, Inc.; AFLAC Incorporated; Chartwell RE Corp.; Citizens Financial Corp.; Compdent Corporation; Conseco, Inc.; Everest Reinsurance Hld.; First Commonwealth Inc.; Health Power, Inc.; Humana, Inc.; Maxicare Health Plans; Medical Control Inc.; Mid Atlantic Medical Services, Inc.; Oxford Health Plans, Inc.; Pacificare Health System B New, Inc.; Pacificare Health System Cl A; Penncorp Financial Group; Provident American Corp.; RightChoice Managed Care; Safeguard Health Enterprises; Sierra Health Services, Inc.; Torchmark Corporation; Transamerica Corporation; Trigon Healthcare, Inc.; Union American Holding; United Dental Care, Inc.; United Healthcare Corporation; United Wisconsin Services; Unum Corporation; Washington National CP; and Westbridge Capital Corp.

            APPROVAL OF INCREASE IN SHARES RESERVED FOR AMENDED AND
                     RESTATED 1992 LONG-TERM INCENTIVE PLAN
                                 (PROPOSAL #2)

GENERAL

    The Company currently has in effect an Amended and Restated 1992 Long-Term Incentive Plan (the "Incentive Plan"). The Board has approved, subject to shareholder approval, a 400,000 share increase in the number of shares reserved for the Incentive Plan. The Board believes that the Incentive Plan has been, and will continue to be, important for attracting, retaining and providing incentives for those officers, directors and key employees upon whose judgment, initiatives and efforts the Company is largely dependent for the successful conduct of its business. The Company currently has approximately only 20,000 shares reserved for the grant of new options and restricted stock awards under the Incentive Plan, and the increase is intended to replenish that reserve.

DESCRIPTION OF THE AMENDED AND RESTATED 1992 LONG-TERM INCENTIVE PLAN

    A general description of the material features of the Incentive Plan follows, but this description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon request to the Company's Chief Financial Officer.

    GENERAL. Under the Incentive Plan, the Compensation Committee may award nonqualified or incentive stock options, restricted stock and performance units to those officers and employees of the Company (including its subsidiaries and affiliates) whose performance, in the judgment of the Compensation Committee, can have a significant effect on the success of the Company. In addition, as described below, nonemployee directors are also eligible for the grant of nonqualified stock options. As of March 10, 1999, the Company and its subsidiaries and affiliates had 865 officers and employees, and there were five nonemployee directors of the Company.

    SHARES AVAILABLE. Assuming the shareholders approve the proposed increase in the number of shares reserved, a total of approximately 957,000 shares of the Company's Common Stock will be made available for issuance pursuant to currently outstanding or future option grants, restricted stock awards and performance units under the Incentive Plan. If any options or restricted stock awards granted under the Plan expire or terminate prior to exercise, the shares subject to that portion of the option or restricted stock award are available for subsequent grants.

    The Board of Directors will equitably adjust the number of shares reserved for grant, the number of shares of stock subject to outstanding options and the price per share of stock subject to an option in the event of certain increases or decreases in the number of outstanding shares of Common Stock of the Company effected as a result of stock splits, stock dividends, combination of shares, reclassifications or similar transactions in which the Company receives no consideration. The Board may also provide for the protection of optionees or recipients of restricted stock awards and performance units in the event of a merger, liquidation, reorganization, divestiture (including a spin-off) or similar transaction.

    ADMINISTRATION AND TYPES OF AWARDS. With the exception of the nonemployee director stock options described below, the features of which are administered by the Board of Directors, and certain provisions of the Plan, the Incentive Plan is administered by the Compensation Committee. The Committee has broad powers to administer and interpret the Plan, including the authority: (i) to establish rules for the administration of the Plan; (ii) to select the participants in the Plan; (iii) to determine the types of awards to be granted and the number of shares covered by such awards; and (iv) to set the terms and conditions of such awards.

    OPTIONS. Options granted under the Incentive Plan may be either "incentive" stock options within the meaning of Section 422 of the Internal Revenue Code ("I.R.C.") or "nonqualified" stock options that do not qualify for special tax treatment under the I.R.C. No incentive stock option may be granted with a per share exercise price less than the fair market value of a share of the Company's Common Stock on the date the option is granted. The per share exercise price for nonqualified stock options granted under the Incentive Plan also will not generally be less than the fair market value of the Company's Common Stock on the date the option is granted. The closing sale price of a share of the Company's Common Stock was $8.50 on March 10, 1999. The exercise price generally must be paid in cash unless the Committee permits payment in shares of the Company's Common Stock.

    An incentive or nonqualified stock option will generally expire five years after the date it is granted, and will ordinarily become exercisable as to one-third of the shares on each of the three succeeding anniversaries of the date of grant. The Committee may, in its discretion, modify or impose additional restrictions on the term or exercisability of an option. An incentive stock option may not be transferred by an optionee except by will or the laws of descent and distribution. In certain circumstances, a nonqualified option may be transferred to a member of an optionee's family, a trust for the benefit of such immediate family members or a partnership in which such family members are the only partners.

    Nonemployee directors of the Company are also eligible for nonqualified stock options. As specified in the Incentive Plan, an option for 3,800 shares of the Company's Common Stock is granted to each new nonemployee director when such new director is first elected to the Board. Each nonemployee director is also granted an option for 1,900 shares at the end of each fiscal year during which such director continues to serve on the Board. A nonemployee director may also elect to receive a nonqualified stock option in lieu of all or any portion of such director's annual retainer and meeting fees. The Board may, in its discretion, grant additional nonqualified stock options to nonemployee directors subject to such terms and conditions as the Board may deem appropriate.

    RESTRICTED STOCK AWARDS AND PERFORMANCE UNITS. The Committee is also authorized to grant awards of restricted stock and performance units. Each restricted stock award granted under the Incentive Plan shall be for a number of shares as determined by the Committee, and the Committee, in its discretion, may also establish continued employment, vesting or other conditions that must be satisfied for the restrictions on the transferability of the shares and the risks of forfeiture to lapse. Performance units generally provide recipients with the opportunity to receive cash awards if the Company's financial goals or other business objectives are achieved over specified performance periods.

    CHANGE OF CONTROL PROVISIONS. Following a "change of control termination," as described in the Incentive Plan, generally all options granted under the Incentive Plan will become immediately exercisable and all restrictions on restricted stock awards, if any, will lapse. Within 30 days following a change of control termination, a participant in the Plan may require the Company to purchase any shares of stock awarded to the participant under the Plan as to which restrictions on transfer lapsed because of the change of control termination. The purchase price will equal the fair market value of the shares on the day prior to the change of control. These provisions also provide that all change of control compensation to a participant or nonemployee director must be less than the amount which would be considered a "parachute payment" under
Section 280G of the I.R.C. To the extent that change of control compensation would exceed this amount, the participant or nonemployee director must designate which payments would be reduced or eliminated so as to avoid receipt of a parachute payment.

    AMENDMENT. The Board of Directors or the Committee may terminate or amend the Incentive Plan at any time prior to a "change of control," except that the terms of option or award agreements then outstanding may not be adversely affected without the consent of the individual. After a change of control, neither the Board nor the Committee may terminate or amend the Plan to deny participants the change of control benefits stated in the Plan. Neither the Board of Directors nor the Committee may amend the Incentive Plan to materially increase the total number of shares of Common Stock available for issuance under the Plan, materially increase the benefits accruing to any individual or materially modify the requirements for eligibility to participate in the Plan without the approval of the Company's shareholders if such approval is required to comply with the I.R.C. or other applicable laws or regulations.

FEDERAL INCOME TAX MATTERS

    OPTIONS. "Incentive" stock options granted under the Incentive Plan are intended to qualify for favorable tax treatment under I.R.C. Section 422. Under
Section 422, an optionee realizes no taxable income when an incentive stock option is granted. Further, the optionee generally will not realize any taxable income when the incentive stock option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

    Under present law, an optionee will not realize any taxable income on the date a nonqualified stock option is granted under the Incentive Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which nonqualified options are exercised, equal to the amount of ordinary income recognized by those optionees exercising options, and must withhold income and other employment-related taxes on such ordinary income.

    RESTRICTED STOCK AWARDS. Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the transfer restrictions lapse, including any lapse due to a "change of control termination." Alternatively, if the recipient makes a "Section 83(b)" election, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

    PERFORMANCE UNIT AWARDS. A recipient of performance units will recognize compensation taxable as ordinary income at the time the recipient receives payment, whether in cash or stock, equal to the value of the units. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

NEW PLAN BENEFITS

    The table below shows the total number of stock options and restricted stock awards that have been received in prior fiscal years and to date in the current fiscal year by the indicated individuals and groups under the Incentive Plan. No performance unit awards have been granted under the Plan.

                                                                                    TOTAL NUMBER    TOTAL NUMBER
                                                                                     OF OPTIONS     OF RESTRICTED
NAME AND POSITION/GROUP                                                               RECEIVED     SHARES RECEIVED
----------------------------------------------------------------------------------  -------------  ---------------
Gary T. McIlroy, M.D., Chairman and CEO...........................................       142,862              0
Marlene O. Travis, President and COO..............................................       111,535              0
Thomas P. Clark, CFO..............................................................        91,027         15,000(1)
Adele M. Kimpell, Executive VP, Health Plan and Systems Development...............        19,100              0
William M. Smith, VP Managed Care Markets.........................................         7,500
Current Executive Group...........................................................       418,924         15,000(1)
Current Non-Executive Director Group..............................................        80,197              0
Current Non-Executive Officer Employee Group......................................       197,500              0

------------------------

(1) Restricted stock grant having a value of $150,000 on the date of grant, based on the market value of the Company's Common Stock on such date.

    Because future grants and awards under the Incentive Plan are subject to the Compensation Committee's discretion or the nonemployee director's reelection to the Board, the future benefits or amounts that may be received by these individuals or groups under the Plan cannot be determined at this time.

VOTE REQUIRED

    The Board of Directors recommends that the shareholders approve the 400,000 share increase in the number of shares reserved for the Amended and Restated 1992 Long-Term Incentive Plan. Approval of such increase requires the affirmative vote of a majority of the shares represented at the meeting with authority to vote on such matter but not less than the affirmative vote of 1,156,464 shares.

                 APPROVAL OF 1999 EMPLOYEE STOCK PURCHASE PLAN
                                 (PROPOSAL #3)

GENERAL

    On February 17, 1999, the Board of Directors adopted, subject to shareholder approval, the Company's 1999 Employee Stock Purchase Plan (the "Stock Purchase Plan"). A general description of the basic features of the Stock Purchase Plan is presented below, but such description is qualified in its entirety by reference to the full text of the Stock Purchase Plan, a copy of which may be obtained without charge upon written request to the Company's Chief Financial Officer.

DESCRIPTION OF THE 1999 EMPLOYEE STOCK PURCHASE PLAN

    PURPOSE. The purpose of the Stock Purchase Plan is to encourage stock ownership by the Company's employees and in so doing to provide an incentive to remain in the Company's employ, to improve operations, to increase profits and to contribute more significantly to the Company's success.

    ELIGIBILITY. The Stock Purchase Plan permits employees to purchase stock of the Company at a favorable price and possibly with favorable tax consequences to the employees. Generally speaking, all full-time and part-time employees (including officers) of the Company (or of those subsidiaries authorized by the Board from time to time) who are customarily employed for more than 20 hours per week are eligible to participate in any of the phases of the Stock Purchase Plan. However, any employee who would own (as determined under the Internal Revenue Code), immediately after the grant of an option, stock possessing 5% or more of the total combined voting power or value of all classes of the stock of the Company cannot purchase stock through the Stock Purchase Plan. Currently, this limitation excludes Gary T. McIlroy, M.D. and Marlene O. Travis from participating. As of March 10, 1999, the Company had approximately 865 full-time and part-time employees eligible to participate.

    ADMINISTRATION; TERM. The Stock Purchase Plan will be administered by the Compensation Committee. The Stock Purchase Plan gives broad powers to the Committee to administer and interpret the Stock Purchase Plan, including the authority to limit the number of shares that may be optioned under the Stock Purchase Plan during a phase. The Stock Purchase Plan will terminate on October 31, 2009, unless the Board of Directors extends the term of the Plan.

    OPTIONS. Unless otherwise determined by the Compensation Committee, phases of the Stock Purchase Plan will commence on November 1 and end on October 31 of each year, beginning November 1, 1999. Before the commencement date of the phase, each participating employee must elect to have a certain percentage of his or her compensation deducted during each pay period in such phase; provided, however, that the payroll deductions during a phase must equal at least 1% of the participant's compensation.

    An employee may not increase or decrease his or her payroll deduction percentage during a phase, nor may an employee request that any further payroll deductions be discontinued. An employee may, however, request a withdrawal of all accumulated payroll deductions at any time during the phase. An employee's payroll deduction election will continue for all future phases of the Stock Purchase Plan unless the employee changes his or her election or withdraws from the Plan.

    Based on the amount of accumulated payroll deductions made at the end of the phase, shares will be purchased by each employee at the termination date of such phase (generally 12 months after the commencement date). The purchase price to be paid by the employees will be the lower of: (i) 85% of the closing price of the Company's Common Stock quoted by the Nasdaq National Market as of the commencement date of the phase; or (ii) 85% of the closing price of the Company's Common Stock quoted by the Nasdaq National Market as of the termination date of the phase.

    The closing price of one share of the Company's Common Stock on March 10, 1999 was $8.50 per share.

    As required by tax law, an employee may not, during any calendar year, receive options under the Stock Purchase Plan for shares which have a total fair market value in excess of $25,000 determined at the time such options are granted. Any amount not used to purchase shares will be carried over to the next phase, unless the employee requests a refund of that amount. No interest is paid by the Company on funds withheld, and such funds are used by the Company for general operating purposes.

    If the employee dies or terminates employment for any reason before the end of the phase, the employee's payroll deductions will be refunded, without interest, after the end of the phase.

    AMENDMENT. The Board of Directors may, from time to time, revise or amend the Stock Purchase Plan as the Board may deem proper and in the best interest of the Company or as may be necessary to comply with Section 423 of the Internal Revenue Code (the "Code"); provided, that no such revision or amendment may (i) increase the total number of shares for which options may be granted under the Stock Purchase Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events, (ii) modify requirements as to eligibility for participation in the Stock Purchase Plan, or (iii) materially increase the benefits accruing to participants under the Stock Purchase Plan, without prior approval of the Company's stockholders, if such approval is required to comply with Code Section 423 or the requirements of Section 16(b) of the Securities Exchange Act of 1934 (the "Act").

    SHARES RESERVED. Under the Stock Purchase Plan, 60,000 shares of the Company's Common Stock have been initially reserved for issuance under the Stock Purchase Plan. Beginning November 1, 2000, and each year thereafter, the shares available for issuance under the Stock Purchase Plan will be increased by the number of shares issued in the preceding phase, so that up to 60,000 shares will be available for purchase in each phase of the Plan. The Board of Directors shall equitably adjust the number of shares reserved for grant, the number of shares of stock subject to outstanding options and the price per share of stock subject to an option in the event of certain increases or decreases in the number of outstanding shares of Common Stock of the Company effected as a result of stock splits, stock dividends, combination of shares, reclassifications or similar transactions.

    FEDERAL INCOME TAX CONSEQUENCES OF THE STOCK PURCHASE PLAN. Options granted under the Stock Purchase Plan are intended to qualify for favorable tax treatment to the employees under Code Sections 421 and 423. Employee contributions are made on an after-tax basis. Under existing federal income tax provisions, no income is taxable to the optionee upon the grant or exercise of an option if the optionee remains an employee of the Company or one of its subsidiaries at all times from the date of grant until three months before the date of exercise. In addition, certain favorable tax consequences may be available to the optionee if shares purchased pursuant to the Stock Purchase Plan are not disposed of by the optionee within two years after the date the option was granted nor within one year after the date of transfer of purchased shares to the optionee. The Company generally will not receive an income tax deduction upon either the grant or exercise of the option.

    PLAN BENEFITS. Because participation in the Stock Purchase Plan is voluntary, the future benefits that may be received by participating individuals or groups under the Stock Purchase Plan cannot be determined at this time.

VOTE REQUIRED

    The Board of Directors recommends that the shareholders approve the 1999 Employee Stock Purchase Plan. Approval of the Stock Purchase Plan requires the affirmative vote of a majority of the shares represented at the meeting with authority to vote on such matter but not less than the affirmative vote of 1,156,464 shares.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Such forms include: Form 3, due within 10 days after becoming an officer, director or greater than ten-percent holder; Form 4, due within 10 days after any calendar month during which a reportable transaction occurred; and Form 5 due within 45 days after the end of the fiscal year. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    Based on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the period from July 1, 1997 through June 30, 1998, all Section 16(a) filing requirements applicable to its current and former officers, directors, and greater than ten-percent beneficial owners were complied with except that one Form 5 reporting one transaction was filed late by Robert Montgomery.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                                 (PROPOSAL #4)

    The Company's Board of Directors, upon recommendation of its Audit Committee, has selected Ernst & Young LLP as independent auditors of the Company for the current fiscal year ending June 30,

1999. Ernst & Young LLP has acted as the Company's independent auditors since fiscal 1985. Although it is not required to do so, the Board wishes to submit the selection of Ernst & Young LLP for shareholders' ratification at the 1999 Annual Meeting. If the selection is not ratified, the Board will reconsider its selection.

    A representative of Ernst & Young LLP is expected to be present at the 1999 Annual Meeting and will be given an opportunity to make a statement if so desired. Such representative is also expected to be available to respond to appropriate questions at the Meeting.

                                 OTHER BUSINESS

    The Board of Directors knows of no other matters to be presented at the 1999 Annual Meeting. If any other matter does properly come before the Meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.

                             SHAREHOLDER PROPOSALS

    Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2000 annual meeting of shareholders must received by the Company by November 18, 1999 to be considered for inclusion in the Company's proxy statement and related proxy for the 2000 annual meeting of shareholders. In addition, as provided in the Company's Bylaws, no shareholder proposals received by the Company less than 80 days prior to the date of the 2000 annual meeting can be considered at the meeting.

                                 ANNUAL REPORT

    A copy of the Company's Annual Report on Form 10-K including consolidated financial statements, together with a letter to shareholders for the fiscal year ended June 30, 1998, accompanies, or has been furnished prior to, this Notice of Annual Meeting and Proxy Statement. No part of such Report is incorporated herein or is to be considered proxy soliciting material.

    THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 1998, TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO CHIEF FINANCIAL OFFICER, HEALTH RISK MANAGEMENT, INC., 10900 HAMPSHIRE AVENUE SOUTH, BLOOMINGTON, MINNESOTA 55438. SUCH REQUESTS SHOULD INCLUDE A REPRESENTATION THAT THE SHAREHOLDER WAS THE BENEFICIAL OWNER OF SHARES OF COMMON STOCK ON MARCH 10, 1999, THE RECORD DATE FOR THE 1999 ANNUAL MEETING OF SHAREHOLDERS.

Dated: March 19, 1999
Bloomington, Minnesota

                             HEALTH RISK MANAGEMENT, INC.
                          1999 EMPLOYEE STOCK PURCHASE PLAN

                          ARTICLE I - ESTABLISHMENT OF PLAN

1.01 ADOPTION BY BOARD OF DIRECTORS. By action of the Board of Directors of Health Risk Management, Inc. (the "Corporation") on March 1, 1999, subject to approval by its shareholders, the Corporation has adopted an employee stock purchase plan pursuant to which eligible employees of the Corporation and certain of its Subsidiaries may be offered the opportunity to purchase shares of Stock of the Corporation. The terms and conditions of this Plan are set forth in this plan document, as amended from time to time as provided herein. The Corporation intends that the Plan shall qualify as an "employee stock purchase plan" under
          Section 423 of the Internal Revenue Code of 1986, as amended from time to time, (the "Code") and shall be construed in a manner consistent with the requirements of Code Section 423 and the regulations thereunder.

1.02 SHAREHOLDER APPROVAL AND TERM. This Plan shall become effective upon its adoption by the Board of Directors and shall remain in effect until October 31, 2009, unless terminated earlier by the Board of Directors pursuant to Section 16.01; provided, however, that the Plan shall be subject to approval by the shareholders of the Corporation within twelve (12) months after the Plan is adopted by the Board in the manner provided under Code Section 423 and the regulations thereunder. In the event the shareholders fail to approve the Plan within twelve (12) months after the Plan is adopted by the Board, this Plan shall not become effective and shall have no force and effect, participation in the Plan shall immediately cease, all outstanding options shall immediately be canceled and all payroll deductions shall be returned to the Participants without interest. No shares of stock shall be issued to any Participant for any Phase unless and until the shareholders approve the Plan within such twelve-month period.


                                 ARTICLE II - PURPOSE

2.01 PURPOSE. The primary purpose of the Plan is to provide an opportunity for Eligible Employees of the Corporation to become shareholders of the Corporation, thereby providing them with an incentive to remain in the Corporation's employ, to improve operations, to increase profits and to contribute more significantly to the Corporation's success.

                              ARTICLE III - DEFINITIONS

3.01 "ADMINISTRATOR" means the Board of Directors or such Committee appointed by the Board of Directors to administer the Plan. The Board or the Committee may, in its sole discretion, authorize the officers of the Corporation to carry out the day-to-day operation of the Plan. In its sole discretion, the Board may take such actions as may be taken by the Administrator, in addition to those powers expressly reserved to the Board under this Plan.

3.02 "BOARD OF DIRECTORS" or "BOARD" means the Board of Directors of Health Risk Management, Inc.

3.03 "COMPENSATION" means the Participant's total compensation as defined in the Health Risk Management, Inc. 401(k) Salary Savings Plan, as amended from time to time.

3.04 "CORPORATION" means Health Risk Management, Inc., a Minnesota corporation.

3.05 "ELIGIBLE EMPLOYEE" means any employee who, as determined on or immediately prior to an Enrollment Period, is a United States full-time or part-time employee of the Corporation or one of its Subsidiaries and is customarily employed for more than twenty (20) hours per week.

3.06 "ENROLLMENT PERIOD" means the period determined by the Administrator for purposes of accepting elections to participate during a Phase from Eligible Employees.

3.07 "FISCAL YEAR" means the fiscal year of the Corporation, which is the twelve-month period beginning July 1 and ending June 30 each year.

3.08 "PARTICIPANT" means an Eligible Employee who has been granted an option and is participating during a Phase through payroll deductions, but shall exclude those employees subject to the limitations described in Section 9.03 below.

3.09 "PHASE" means the period beginning on the date that the option was granted, otherwise referred to as the commencement date of the Phase, and ending on the date that the option was exercised, otherwise referred to as the termination date of the Phase.

3.10 "PLAN" means the Health Risk Management, Inc. 1999 Employee Stock Purchase Plan.

3.11      "STOCK" means the voting common stock of the Corporation.

3.12 "SUBSIDIARY" means any corporation defined as a subsidiary of the Corporation in Code Section 424(f) as of the effective date of the Plan, and such other corporations that qualify as subsidiaries of the Corporation under Code Section 424(f) as the Board approves to participate in this Plan from time to time.

                             ARTICLE IV - ADMINISTRATION

4.01 ADMINISTRATION. Except for those matters expressly reserved to the Board pursuant to any provisions of the Plan, the Administrator shall have full responsibility for administration of the Plan, which responsibility shall include, but shall not be limited to, the following:

               (a) The Administrator shall, subject to the provisions of the Plan, establish, adopt and revise such rules and procedures for administering the Plan, and shall make all other determinations as it may deem necessary or advisable for the administration of the Plan;

               (b) The Administrator shall, subject to the provisions of the Plan, determine all terms and conditions that shall apply to the grant and exercise of options under this Plan, including, but not limited to, the number of shares of Stock that may be granted, the date of grant, the exercise price and the manner of exercise of an option. The Administrator may, in its discretion, consider the recommendations of the management of the Corporation when determining such terms and conditions;

               (c) The Administrator shall have the exclusive authority to interpret the provisions of the Plan, and each such interpretation or determination shall be conclusive and binding for all purposes and on all persons, including, but not limited to, the Corporation and its Subsidiaries, the shareholders of the Corporation and its Subsidiaries, the Administrator, the directors, officers and employees of the Corporation and its Subsidiaries, and the Participants and the respective successors-in-interest of all of the foregoing; and

               (d) The Administrator shall keep minutes of its meetings or other written records of its decisions regarding the Plan and shall, upon requests, provide copies to the Board.


                           ARTICLE V - PHASES OF THE PLAN

5.01      PHASES.  The Plan shall be carried out in one or more Phases of twelve
          (12) months each. Unless otherwise determined by the Administrator, in its discretion, Phases shall commence on November 1 of each fiscal year during the term of the Plan, with the first phase commencing on November 1, 1999, and ending on October 31, 2000. No two Phases shall run concurrently.

          Notwithstanding anything in the Plan to the contrary, the Administrator may, in its sole discretion, designate a special commencement date for a phase but only with respect to those individuals who become Eligible Employees after November 1 in connection with a merger, purchase or similar transaction. Such special phase shall terminate on the following October 31.

5.02 LIMITATIONS. The Administrator may, in its discretion, limit the number of shares available for option grants during any Phase as it deems appropriate. Without limiting the foregoing, in the event all of the shares of Stock reserved for the grant of options under Section
          12.01 is issued pursuant to the terms hereof prior to the commencement of one or more Phases or the number of shares of Stock remaining is so small, in the opinion of the Administrator, as to render administration of any succeeding Phase impracticable, such Phase or Phases may be canceled or the number of shares of Stock limited as provided herein. In addition, if, based on the payroll deductions authorized by Participants at the beginning of a Phase, the Administrator determines that the number of shares of Stock which would be purchased at the end of a Phase exceeds the number of shares of Stock remaining reserved under Section 12.01 hereof for issuance under the Plan, or if the number of shares of Stock for which options are to be granted exceeds the number of shares designated for option grants by the Administrator for such Phase, then the Administrator shall make a pro rata allocation of the shares of Stock remaining available in as nearly uniform and equitable a manner as the Administrator shall consider practicable as of the commencement date of the Phase or, if the Administrator so elects, as of the termination date of the Phase. In the event such allocation is made as of the commencement date of a Phase, the payroll deductions which otherwise would have been made on behalf of Participants shall be reduced accordingly.


                               ARTICLE VI - ELIGIBILITY

6.01 ELIGIBILITY. Subject to the limitations described in Section 9.03, each employee who is an Eligible Employee on or immediately prior to the commencement of a Phase shall be eligible to participate in such Phase; provided, however, that the Administrator may, in its sole discretion, establish a special eligibility date for certain Eligible Employees who become eligible to participate in the Plan in connection with a merger, purchase or similar transaction pursuant to Section
          5.01. If, in the discretion of the Administrator, any Phase commences on a date other than November 1 for any other reason, whether an employee is an Eligible Employee shall be determined on a date selected by the Administrator, which date shall be at least thirty
          (30) days prior to the commencement date of the Phase.

                             ARTICLE VII - PARTICIPATION

7.01 PARTICIPATION. Participation in the Plan is voluntary. An Eligible Employee who desires to participate in any Phase of the Plan must complete the Plan enrollment form provided by the Administrator and deliver such form to the Administrator or its designated representative during the Enrollment Period established by the Administrator prior to the commencement date of the Phase.

7.02 SUBSEQUENT PHASES. An Eligible Employee who elects to participate in a Phase of a fiscal year shall be deemed to have elected to participate in each subsequent Phase unless such Participant exercises his or her right to withdraw amounts previously withheld, as provided under Article X hereof. In such event, such Participant must complete a change of election form or a new Plan enrollment form and file such form with the Administrator during the Enrollment Period prior to the next Phase with respect to which the Eligible Employee wishes to participate.


                      ARTICLE VIII - PAYMENT: PAYROLL DEDUCTIONS

8.01 ENROLLMENT. Each Eligible Employee electing to participate shall indicate such election on the Plan enrollment form and designate therein a percentage of such Participant's Compensation during each pay period during the Phase. Subject to the limitations of 9.03(a), such percentage shall be at least one percent (1%) of such Participant's Compensation to be paid during such Phase, and shall be expressed in whole percentages. In order to be effective, such Plan enrollment form must be properly completed and received by the Administrator by the due date indicated on such form, or by such other date established by the Administrator.

8.02 PAYROLL DEDUCTIONS. Payroll deductions for a Participant shall commence with the paycheck issued immediately after the commencement date of the Phase and shall terminate with the paycheck issued immediately prior to the termination date of that Phase, unless the Participant exercises his or her right to withdraw all accumulated payroll deductions previously withheld during the Phase as provided in
          Article X hereof. The authorized payroll deductions shall be made over the pay periods of such Phase by deducting from the Participant's Compensation for each such pay period that dollar amount specified by the Participant in the Plan enrollment form.

          Unless the Participant exercised his or her right to withdraw all accumulated payroll deductions previously withheld during the preceding Phase (in which event the Participant must complete a new Plan enrollment form to continue participation for any subsequent Phase), the Corporation shall continue to withhold from such Participant's Compensation the same designated percentage specified by the Participant in the most recent Plan enrollment form previously completed by the Participant for all subsequent Phases; provided, however, that the Participant may, if he or she so chooses, discontinue payroll deductions for any or all such subsequent Phases by properly completing a new enrollment form during the Enrollment Period for such subsequent Phase and delivering such form to the Administrator by the due date for receipt of such forms for that Phase.

8.03 CHANGE IN COMPENSATION DURING A PHASE. In the event that the Participant's Compensation is increased or decreased during a Phase for any reason so that the amount actually withheld on behalf of the Participant as of the termination date of the Phase is different from the amount anticipated to be withheld as determined on the commencement date of the Phase, then the extent to which the Participant may exercise his or her option shall be based on the amounts actually withheld on his or her behalf, subject to the limitations in Article IX. In the event of a change in the pay period of any Participant, such as from biweekly to monthly, an appropriate adjustment shall be made to the deduction in each new pay period so as to insure the deduction of the proper amount authorized by the Participant.

                                 ARTICLE IX - OPTIONS

9.01 GRANT OF OPTION. Subject to Article X, a Participant who has elected to participate in the manner described in Article VIII and who is employed by the Corporation or a Subsidiary as of the commencement date of a Phase shall be granted an option as of such date to purchase that number of whole shares of Stock determined by dividing the total amount to be credited to the Participant's account by the option price per share set forth in Section 9.02(a) below. The option price per share for such Stock shall be determined under Section 9.02 hereof, and the number of shares exercisable shall be determined under Section
          9.03 hereof.

9.02 OPTION PRICE. Subject to the limitations hereinbelow, the option price for such Stock shall be the lower of the amounts determined under paragraphs (a) and (b) below:

               (a) Eighty-five percent (85%) of the closing price for a share of the Corporation's Stock as reported on the Nasdaq National Market, Nasdaq SmallCap Market or on an established securities exchange as of the commencement date of the Phase; or

               (b) Eighty-five percent (85%) of the closing price for a share of the Corporation's Stock as reported on the Nasdaq National Market, Nasdaq SmallCap Market or on an established securities exchange as of the termination date of the Phase.

          In the event that the commencement or termination date of a Phase is a Saturday, Sunday or holiday, the amounts determined under the foregoing subsections shall be determined using the price as of the last preceding trading day.

          If the Corporation's Stock is not listed on the Nasdaq National Market, Nasdaq SmallCap Market or on an established securities exchange, then the option price shall equal the lesser of (i) eighty-five percent (85%) of the fair market value of a share of the Corporation's Stock as of the commencement date of the Phase; or
          (ii) eighty-five percent (85%) of the fair market value of such stock as of the termination date of the Phase. Such "fair market value" shall be determined by the Board.

9.03      LIMITATIONS.  No employee shall be granted an option hereunder:

               (a) Which permits his or her rights to purchase Stock under all employee stock purchase plans of the Corporation or its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time;

               (b) If such employee would own and/or hold, immediately after the grant of the option, Stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or of any Subsidiary. For purposes of determining stock ownership under this paragraph, the rules of
               Section 424(d) of the Code and the regulations thereunder shall apply.

               (c) Which, if exercised, would cause the limits established by the Administrator under Section 5.02 to be exceeded.

9.04 EXERCISE OF OPTION. Subject to a Participant's right to withdraw in the manner provided in Section 10.01, a Participant's option for the purchase of shares of Stock will be exercised automatically on the termination date of that Phase. However, in no event shall a Participant be allowed to exercise an option for more shares of Stock than can be purchased with the payroll deductions accumulated by the Participant in his or her bookkeeping account during such Phase.

9.05 DELIVERY OF SHARES. As promptly as practicable after the termination of any Phase, the Corporation's transfer agent or other authorized representative shall deliver to each Participant herein certificates for that number of whole shares of Stock purchased upon the exercise of the Participant's option. The Corporation may, in its sole discretion, arrange with the Corporation's transfer agent or other authorized representative to establish, at the direction of the Participant, individual securities accounts to which will be credited that number of whole shares of Stock that are purchased upon such exercise, such securities account to be subject to such terms and conditions as may be imposed by the transfer agent or authorized representative.

          The shares of the Corporation's common stock to be delivered to a Participant pursuant to the exercise of an option under Section 9.04 of the Plan will be registered in the name of the Participant or, if the Participant so directs by written notice to the Administrator prior to the termination date of the Phase, in the names of the Participant and one other person the Participant may designate as his joint tenant with rights of survivorship, to the extent permitted by law.

          Any accumulated payroll deductions remaining after the exercise of the Participant's option shall be returned to the Participant, without interest, on the first paycheck issued for the payroll period which begins on or immediately after the commencement date of next Phase; provided, however, that the Corporation may, under rules of uniform application, retain such remaining amount in the Participant's bookkeeping account and apply it toward the purchase of shares of Stock in the next succeeding Phase, unless the Participant requests a withdrawal of such amount pursuant to Section 10.01.


                                ARTICLE X - WITHDRAWAL
                               OF PAYROLL WITHHOLDINGS

10.01 WITHDRAWAL. At any time during the Phase, a Participant may request a withdrawal of all accumulated payroll deductions then credited to the Participant's bookkeeping account by completing a change of election form and filing such form with the Administrator. The Participant's request shall be effective as of the beginning of the next payroll period immediately following the date that the Administrator receives the Participant's properly completed change of election form. As soon as administratively feasible after such payroll period, all payroll deductions credited to a bookkeeping account for the Participant will be paid to such Participant, without interest, and no further payroll deductions will be made during that Phase or any future Phase unless the Participant completes a new Plan enrollment form as provided in
          Section 8.02 above. If the Participant requests a withdrawal, the option granted to the Participant under that Phase of the Plan shall immediately lapse and shall not be exercisable. Partial withdrawals of payroll deductions are not permitted. A participant may request a withdrawal once during a Phase.

          Notwithstanding the foregoing, in order to be effective for a particular Phase, the Participant's request for withdrawal must be properly completed and received by the Administrator on or before the December 1 immediately preceding the termination date of the Phase, or on or before such other date established by the Administrator. Requests for withdrawal that are received after that due date shall not be effective and no withdrawal shall be made, unless otherwise determined by the Administrator.

                        ARTICLE XI - TERMINATION OF EMPLOYMENT

11.01 TERMINATION. If, on or before the termination date of any Phase, a Participant's employment terminates with the Corporation for any reason, voluntarily or involuntarily, including by reason of retirement or death, the payroll deductions credited to such Participant's bookkeeping account for such Phase, if any, will be returned to the Participant, without interest, and any options granted to such Participant under the Plan shall immediately lapse and shall not be exercisable. The return of such payroll deductions shall be made to the Participant as soon as administratively practicable following the Participant's termination of employment. In the event that such termination occurs near the end of a Phase and the Corporation is unable to discontinue payroll deductions for such Participant for his or her final paycheck(s), such deductions shall still be made but shall be returned to the Participant as provided herein. In no event shall the accumulated payroll deductions be used to purchase any shares of Stock.

          If the option lapses as a result of the Participant's death, any accumulated payroll deductions credited to the Participant's bookkeeping account will be paid to the Participant's estate, without interest. In the event a Participant dies after exercise of the Participant's option but prior to delivery of the Stock to be transferred pursuant to the exercise of the option under Section 9.04 above, any such Stock and/or accumulated payroll deductions remaining after such exercise shall be paid by the Corporation to the Participant's estate.

          The Corporation will not be responsible for or be required to give effect to the disposition of any cash or Stock or the exercise of any option in accordance with any will or other testamentary disposition made by such Participant or in accordance with the provisions of any law concerning intestacy, or otherwise. No person shall, prior to the death of a Participant, acquire any interest in any Stock, in any option or in the cash credited to the Participant's bookkeeping account during any Phase of the Plan.

11.02 SUBSIDIARIES. In the event that any Subsidiary ceases to be a Subsidiary of the Corporation, the employees of such Subsidiary shall be considered to have terminated their employment for purposes of
          Section 11.01 hereof as of the date the Subsidiary ceased to be a Subsidiary of the Corporation.


                       ARTICLE XII - STOCK RESERVED FOR OPTIONS

12.01 SHARES RESERVED. The maximum number of shares of Stock which may be issued upon the exercise of options to be granted under the Plan shall be Sixty Thousand (60,000) shares (as appropriately adjusted for stock splits, stock dividends, combination of shares, reclassifications or similar events as provided in Section 14.01), plus an annual increase, beginning November 1, 2000, and each November 1 thereafter so long as the Plan is in effect, equal to the number of shares issued upon the exercise of options in the Phase ending on the immediately preceding October 31. Such shares may be authorized but unissued shares of the Corporation (or the number and kind of securities to which said shares may be adjusted in accordance with Section 14.01 hereof). Shares subject to the unexercised portion of any lapsed or expired option may again be subject to option under the Plan.

12.02 RIGHTS AS SHAREHOLDER. The Participant shall have no rights as a shareholder with respect to any shares of Stock subject to the Participant's option until the date of the issuance of a stock certificate evidencing such shares as provided in Section 9.05. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued, except as otherwise provided in
          Section 14.01 hereof.


                      ARTICLE XIII - ACCOUNTING AND USE OF FUNDS

13.01 BOOKKEEPING ACCOUNT. Payroll deductions for Participants shall be credited to bookkeeping accounts, established by the Corporation for each such Participant under the Plan. A Participant may not make any cash payments into such account. Such account shall be solely for bookkeeping purposes and shall not require the Corporation to establish any separate fund or trust hereunder. All funds from payroll deductions received or held by the Corporation under the Plan may be used, without limitation, for any corporate purpose by the Corporation, which shall not be obligated to segregate such funds from its other funds. In no event shall Participants be entitled to interest on the amounts credited to such bookkeeping accounts.



                         ARTICLE XIV - ADJUSTMENT PROVISION

14.01 GENERAL. Subject to any required action by the shareholders of the Corporation, in the event of an increase or decrease in the number of outstanding shares of Stock or in the event the Stock is changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or another corporation by reason of a reorganization, merger, consolidation, divestiture (including a spin-off), liquidation, recapitalization, reclassification, stock dividend, stock split, combination of shares, rights offering or any other change in the corporate structure or shares of the Corporation, the Board (or, if the Corporation is not the surviving corporation in any such transaction, the board of directors of the surviving corporation), in its sole discretion, shall adjust the number and kind of securities subject to and reserved under the Plan and, to prevent the dilution or enlargement of rights of those Eligible Employees to whom options have been granted, shall adjust the number and kind of securities subject to such outstanding options and, where applicable, the exercise price per share for such securities.

          In the event of sale by the Corporation of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, exchange, consolidation, reorganization, divestiture (including a spin-off), liquidation, reclassification or extraordinary dividend (collectively referred to as a "transaction"), after which the Corporation is not the surviving corporation, the Board may, in its sole discretion, at the time of adoption of the plan for such transaction, provide for one or more of the following:

               (a) The acceleration of the exercisability of outstanding options granted at the commencement of the Phase then in effect, to the extent of the accumulated payroll deductions made as of the date of such acceleration pursuant to Article VIII hereof;

               (b) The complete termination of this Plan and a refund of amounts credited to the Participants' bookkeeping accounts hereunder; or

               (c) The continuance of the Plan only with respect to completion of the then current Phase and the exercise of options thereunder. In the event of such continuance, Participants shall have the right to exercise their options as to an equivalent number of shares of stock of the corporation succeeding the Corporation by reason of such transaction.

     In the event of a transaction where the Corporation survives, then the Plan shall continue in effect, unless the Board takes one or more of the actions set forth above. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                      ARTICLE XV - NONTRANSFERABILITY OF OPTIONS

15.01 NONTRANSFERABILITY. Options granted under any Phase of the Plan shall not be transferable and shall be exercisable only by the Participant during the Participant's lifetime.

15.02 NONALIENATION. Neither payroll deductions granted to a Participant's account, nor any rights with regard to the exercise of an option or to receive Stock under any

          Phase of the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant. Any such attempted assignment, transfer, pledge or other disposition shall be null and void and without effect, except that the Corporation may, at its option, treat such act as an election to withdraw in accordance with
          Section 10.01.


                       ARTICLE XVI - AMENDMENT AND TERMINATION

16.01 GENERAL. The Plan may be terminated at any time by the Board of Directors, provided that, except as permitted in Section 14.01 hereof, no such termination shall take effect with respect to any options then outstanding. The Board may, from time to time, amend the Plan as it may deem proper and in the best interests of the Corporation or as may be necessary to comply with Code Section 423, as amended, and the regulations thereunder, or other applicable laws or regulations; provided, however, no such amendment shall, without the consent of a Participant, materially adversely affect or impair the right of a Participant with respect to any outstanding option; and provided, further, that no such amendment shall:

               (a) increase the total number of shares for which options may be granted under the Plan (except as provided in Section 14.01 herein);

               (b) modify the group of Subsidiaries whose employees may be eligible to participate in the Plan or materially modify any other requirements as to eligibility for participation in the Plan; or

               (c) materially increase the benefits accruing to Participants under the Plan;

          without the approval of the Corporation's shareholders, if such approval is required for compliance with Code Section 423, as amended, and the regulations thereunder, or other applicable laws or regulations.

                                ARTICLE XVII - NOTICES

17.01 GENERAL. All notices, forms, elections or other communications in connection with the Plan or any Phase thereof shall be in such form as specified by the Corporation or the Administrator from time to time, and shall be deemed to have been duly given when received by the Participant or his or her personal representative or by the Corporation or its designated representative, as the case may be.

                             HEALTH RISK MANAGEMENT, INC.
                  AMENDED AND RESTATED 1992 LONG-TERM INCENTIVE PLAN
                       (AS AMENDED THROUGH FEBRUARY 17, 1999)


                               ARTICLE I - INTRODUCTION


1.01 HISTORY. On September 14, 1992, the Board adopted the Health Risk Management, Inc. 1992 Long-Term Incentive Plan, which the shareholders of the Company approved on November 19, 1992, and which has been amended from time to time.

1.02 PURPOSE. The primary purpose of the Amended and Restated 1992 Long-Term Incentive Plan (the Plan) is to advance the interests of Health Risk Management, Inc. and its stockholders by affording officers and other key employees of the Corporation and its Subsidiaries, upon whose judgment, initiative and efforts the Corporation and its Subsidiaries largely depend for the successful conduct of their business, a proprietary interest in the growth and performance of the Corporation.


                               ARTICLE II - DEFINITIONS


2.01      "AFFILIATE" means a Parent or Subsidiary of the Corporation.

2.02 "AWARD" means the grant of any form of Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, or any number of Performance Units, whether granted singly, in combination or in tandem, to a Plan Participant pursuant to the Plan on such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

2.03 "AWARD AGREEMENT" means the agreement executed by the Corporation or its Subsidiary and a Participant that sets forth the terms, conditions and limitations applicable to the Award.

2.04 "BOARD" means, at any particular time, the then duly elected and acting directors of the Corporation.

2.05 "COMMITTEE" means the Compensation Committee of the Board (or any successor to such Committee), which shall consist solely of two or more directors who shall be appointed by and serve at the pleasure of the Board. To the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a 'Non-Employee Director,' as such term is defined in Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended from time to time.

2.06 "CORPORATION" means Health Risk Management, Inc., a Minnesota corporation, and any successor in interest by way of consolidation, operation of law, merger or otherwise.

2.07 "DATE OF GRANT" means the date an Award is approved by resolution of the Committee, or such later date as may be specified in such resolution; provided, however, that for Nonqualified Stock Options granted to Outside Directors pursuant to Article VIII, the "Date of Grant" shall be the date specified in Section 8.01.

2.08      "EFFECTIVE DATE" means the date the Plan is adopted by the Board under
          Section 14.01 of Article XIV of the Plan.

2.09 "ELIGIBLE EMPLOYEE" means those key employees and officers of the Corporation or a Subsidiary upon whose judgment, initiative and efforts the Corporation and its Subsidiaries largely depend for the successful conduct of their business.

2.10 "FAIR MARKET VALUE" means, with respect to shares of Stock on any applicable date:

               (a) If the Stock is reported in the national market system or is listed upon an established exchange or exchanges, the closing price of such Stock in such national market system or on such stock exchange or exchanges on the applicable date or, if no sale of such Stock shall have occurred on that date, the next preceding date on which there was such a reported sale; or

               (b) If the Stock is not so reported in the national market system or listed upon an exchange, the mean between the "bid" and "asked" prices quoted by a recognized specialist in the Stock on the applicable date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or

               (c) If the Stock is not publicly traded as of the applicable date, the Fair Market Value of the Stock on the applicable date as determined by the Committee by applying principals of valuation, and the Committee shall have full authority and discretion in establishing the Fair Market Value.

2.11 "FISCAL YEAR" means the twelve (12) month period beginning on July 1 and ending on June 30 of each year.

2.12 "INCENTIVE STOCK OPTION" means an option to purchase Stock awarded to a Participant under Article VI of this Plan that qualifies as an Incentive Stock Option within the meaning of Internal Revenue Code
          Section 422.

2.13 "INCUMBENT DIRECTOR" means an Outside Director who was serving as a member of the Board on September 14, 1992.

2.14 "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder.

2.15 "MARKET VALUE THRESHOLD" means the first date following the September 14, 1992, upon which the average of the closing price of a share of Stock for thirty (30) consecutive trading days equals or exceeds $15.00, subject to adjustment pursuant to Section 4.03 of the Plan; provided, however, that in the event of a sale of substantially all of the Corporation's assets or in the event of a merger, consolidation, exchange, reorganization, liquidation, divestiture (including a spin-off) or similar transaction in which the shareholders of the Corporation have the opportunity to receive consideration having a value of at least $15.00 per share of Stock, the Market Value Threshold shall be deemed to be satisfied upon the date that such transaction becomes effective.

2.16 "NEW DIRECTOR" means an Outside Director who becomes a member of the Board on or after the Effective Date of the Plan.

2.17 "NONQUALIFIED STOCK OPTION" means an option to purchase Stock awarded to a Participant under Article VII or to an Outside Director under
          Article VIII of this Plan but which does not qualify as an Incentive Stock Option.

2.18 "OUTSIDE DIRECTOR" means a member of the Board who is not an employee of the Corporation or any of its Affiliates.

2.19      "PARENT" means a corporation as defined in Internal Revenue Code
          Section 424(e) applying such Section 424(e) by treating the Corporation as the employer corporation.

2.20 "PARTICIPANT" means an Eligible Employee to whom an Award has been made under the Plan.

2.21 "PERFORMANCE GOAL" means, with respect to a Performance Unit Award, a specified initial or cumulative business or financial objective whether or not related to any equity security of the Corporation, the satisfaction of which shall be a condition precedent to the vesting of all or a portion of that Performance Unit Award.

2.22 "PERFORMANCE PERIOD" means, with respect to a Performance Unit Award, the designated period set forth in an Award Agreement over which the Performance Units may vest. Participants who receive a Performance Unit Award for any Performance Period shall be entitled to receive additional Performance Unit Awards for subsequent Performance Periods whether or not such Performance Periods overlap.

2.23 "PERFORMANCE UNIT" means a unit having a cash equivalent value determined by the Committee on the basis of achievement by the Corporation, by a specified Subsidiary, or by a specified operating unit within the Corporation or Subsidiary of business or financial objectives which shall be set forth in the terms of an Award Agreement and which may or may not be related to any equity security of the Corporation.

2.24 "PLAN" means the Amended and Restated Health Risk Management, Inc. 1992 Long-Term Incentive Plan, as set forth herein, as the same may be from time to time amended.

2.25 "RESTRICTED STOCK AWARD" means shares of Stock awarded to a Participant under Article IX of this Plan.

2.26 "SECTION 16(b) PARTICIPANT" means a Participant who is subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934, or its successor, as amended.

2.27 "STOCK" means the Corporation's Common Stock, par value $0.01 per share.

2.28      "SUBSIDIARY" means a corporation as defined in Internal Revenue Code
          Section 424(f) applying such Section 424(f) by treating the Corporation as the employer corporation.

2.29 "SUBSIDIARY BOARD" means, at any particular time, the then duly elected and acting directors of any Subsidiary of the Corporation.

2.30      "SUBSIDIARY DIRECTOR" means a member of any Subsidiary Board.


                             ARTICLE III - ADMINISTRATION


3.01 ADMINISTRATION. Except for those matters expressly reserved to the Board pursuant to any provisions of the Plan, and except for all matters relating to the grant of Nonqualified Stock Options to Outside Directors and Subsidiary Directors pursuant to Article VIII, the Committee shall have full responsibility for administration of the Plan, which responsibility shall include, but shall not be limited to, the following:

               (a) The Committee shall review and approve any and all Awards to be made to Eligible Employees recommended by the management of the Corporation or its Subsidiaries in accordance with and subject to the provisions of the Plan;

               (b) The Committee shall, subject to the provisions of the Plan, establish, adopt and revise such rules and procedures for administering the Plan, shall prescribe the form of the Award Agreements (which may vary from Participant to Participant) evidencing each Award, and shall make all other determinations as it may deem necessary or advisable for the administration of the Plan;

               (c) With the exception of the Nonqualified Stock Options granted to Outside Directors and Subsidiary Directors pursuant to
                    Article VIII, the Committee shall, subject to the provisions of the Plan, determine the number and type of Awards and all terms and conditions that shall apply to such Awards, including, but not limited to, the Performance Goals, the Performance Period and the formula for the valuation of Performance Units in connection with the Performance Unit Awards. The Committee may, in its discretion, consider the recommendations of the management of the Corporation or its Subsidiaries when determining such terms and conditions for such Awards.

               (d) The Committee shall have the exclusive authority to interpret the provisions of the Plan, and each such interpretation or determination shall be conclusive and binding for all purposes and on all persons, including, but not limited to, the Corporation and its Subsidiaries, the stockholders of the Corporation and its Subsidiaries, the Committee and each of its members thereof, the directors, officers and employees of the Corporation and its Subsidiaries, and the Participants and the respective successors-in-interest of all of the foregoing;

               (e) The Committee shall keep minutes of its meetings regarding the Plan and shall provide copies to the Board.


3.02 OPTIONS GRANTED TO DIRECTORS. The Board shall have full responsibility for administering all matters relating to the grant of any Nonqualified Stock Options to Outside Directors and Subsidiary Directors pursuant to Article VIII of this Plan.

                          ARTICLE IV - STOCK SUBJECT TO PLAN

4.01 NUMBER. Subject to the approval of the Corporation's shareholders, the total number of shares of Stock available for grants to Participants directly or indirectly under all forms of Awards under the Plan shall not exceed One Million Two Hundred Thousand (1,200,000) shares, except to the extent adjustments are made pursuant to Section
          4.03 of the Plan. Shares of Stock to be awarded may be either treasury or authorized but unissued shares. If the shareholders do not approve the reservation of One Million Two Hundred Thousand (1,200,000) shares of Stock for Awards under the Plan, the number of shares of Stock available under the Plan shall remain at Eight Hundred Thousand (800,000) shares, which was the number of shares of Stock originally reserved under the Plan as adopted by the Board on September 14, 1992, and approved by the shareholders on November 19, 1992, and as subsequently increased by approval of the Board and shareholders.

4.02 UNUSED SHARES. In the event a Restricted Stock Award, an Incentive Stock Option Award or a Nonqualified Stock Option Award granted under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Stock allocable to the unexercised portion of such Restricted Stock Award, Incentive Stock Option or Nonqualified Stock Option shall continue to become available for grants of Restricted Stock Awards, Incentive Stock Options or Nonqualified Stock Options under the Plan.

4.03 CAPITAL ADJUSTMENTS. In the event of an increase or decrease in the number of shares of Stock or in the event the Stock is changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation by reason of a reorganization, merger, consolidation, divestiture (including a spin-off), liquidation, recapitalization, reclassification, stock dividend, stock split, combination of shares, rights offering or any other change in the corporate structure or shares of the Corporation, the Board (or, if the Corporation is not the surviving corporation in any such transaction, the board of directors of the surviving corporation), in its sole discretion, shall adjust the number and kind of securities subject to and reserved under the Plan and, to prevent the dilution or enlargement of rights of Participants, Subsidiary Directors and Outside Directors, shall adjust the number and kind of securities subject to outstanding Awards and, where applicable, the option price per share for such securities. Additional shares which may be credited to such outstanding Awards shall be subject to the same restrictions that apply to the securities with respect to which the adjustment relates.

          Notwithstanding the foregoing or any other provision in this Plan to the contrary, and subject to Section 11.04 of Article XI, in the event of a sale by the Corporation of substantially all of its assets and the consequent discontinuance of its business or in the event of a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off) or liquidation of the Corporation (collectively referred to as a "transaction') after which the Corporation is not the surviving corporation, the Board may, in connection with the Board's adoption of the plan for such transaction, in its sole discretion, provide for one or more of the following:

               (a) That all outstanding Incentive Stock Options and Nonqualified Stock Options shall become exercisable in full;

               (b) That this Plan shall terminate and that all outstanding Incentive Stock Options and Nonqualified Stock Options not exercised prior to a date specified by the Board (which date shall give Participants, Outside Directors and Subsidiary Directors the right to exercise such Options prior to the effectiveness of the transaction) shall be canceled;

               (c) That this Plan shall continue with respect to the exercise of Incentive Stock Options and Nonqualified Stock Options which were outstanding as of the date of the Board's adoption of the plan for such transaction and, if applicable, provide Participants, Outside Directors and Subsidiary Directors the right to exercise their respective Options as to an equivalent number of shares of stock of any corporation succeeding the Corporation by reason of such transaction;

               (d) That Participants, Outside Directors and Subsidiary Directors holding outstanding Incentive Stock Options and Nonqualified Stock Options shall receive, with respect to each share of Stock subject to such Options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction over the option price per share of such Options; provided that the Board may, in lieu of such cash payment, distribution to such Participants, Outside Directors and Subsidiary Directors shares of Stock of the Corporation or shares of stock of any corporation succeeding the Corporation by reason of such transaction, such shares having a value equal to the cash payment provided by this
                    Section 4.03(d);

               (e) That all restrictions on the transferability of shares subject to Restricted Stock Awards shall lapse;

               (f) That, to the extent Performance Units granted under Article X have vested prior to the effective date of the transaction as the Committee, in its sole discretion, shall determine, Participants shall receive payment for the value of such Performance Units as provided in Sections 10.03 and 10.04.

          provided, however, that the Board may restrict the rights of, or the applicability of this Section 4.03 to Section 16(b) Participants, Outside Directors and Subsidiary Directors to the extent necessary to comply with the requirements of Section 16(b), or any successor provision, of the Securities Exchange Act of 1934, as amended. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                              ARTICLE V - PARTICIPATION


5.01 PARTICIPANTS. Participants in the Plan shall be those Eligible Employees who, in the judgment of the Committee, following recommendation by management of the Corporation or its Subsidiaries, have performed, are performing or during the period of their Award will perform, vital services in the management, operation and development of the Corporation or its Subsidiaries, and have significantly contributed, are significantly contributing or are expected to significantly contribute to the achievement of long-term corporate objectives. Participants may be granted from time to time one or more Restricted Stock Awards, Performance Units, Incentive Stock Options, or Nonqualified Stock Options; provided, however, that the grant of each Award shall be separately approved by the Committee; and, provided further, that the receipt of one such Award shall not result in the automatic receipt of any other Award. Upon determination by the Committee that an Award is to be granted to a Participant, an Award Agreement shall be executed by the Corporation and by such Participant, specifying the terms, conditions, rights and duties related thereto.

5.02 DIRECTORS. Outside Directors and Subsidiary Directors shall be eligible for grants of Nonqualified Stock Options pursuant to the provisions of Article VIII.

                         ARTICLE VI - INCENTIVE STOCK OPTIONS


6.01 GRANT OF INCENTIVE STOCK OPTIONS. In accordance with the provisions of the Plan, the Committee shall approve, following recommendation by management of the Corporation or its Subsidiaries, the Eligible Employees to whom Incentive Stock Options shall be granted. The Committee shall determine the number of shares to be subject to each Incentive Stock Option, the time at which such Option shall be granted, whether such Option shall be granted in exchange for the cancellation and termination of a previously granted Incentive Stock Option under the Plan or otherwise, the extent to which an Incentive Stock Option may be exercisable upon the Participant's termination of employment, which may differ depending upon the reason for such termination, the manner in which an Incentive Stock Option may be exercised and the form of the Award Agreement that shall evidence each
          Incentive Stock Option.   Except as otherwise provided in this Article
          VI, the Committee shall determine the terms, conditions and other provisions of each Award Agreement, which may vary from Participant to Participant and which may contain such limitations and restrictions as shall be necessary to ensure that such Option will be considered an Incentive Stock Option as defined in Internal Revenue Code Section 422 or to conform to any change therein. Each Participant shall enter into an Award Agreement with the Corporation with respect to the grant of each Incentive Stock Option.

6.02 OPTION PRICE. To the extent required to qualify the Option as an Incentive Stock Option under Internal Revenue Code Section 422, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of one share of Stock as of the Date of Grant except that, if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its Affiliate, the option price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value of one share of Stock as of the Date of Grant.

6.03      DURATION AND EXERCISE OF OPTIONS.

               (a) DURATION OF INCENTIVE STOCK OPTIONS. The period during which an Incentive Stock Option granted under the Plan may be exercised shall be established by the Committee, and shall be set forth in the Award Agreement, but in no event shall any Incentive Stock Option be exercisable during a term of more than ten (10) years after the Date of Grant; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its Affiliate, the Incentive Stock Option shall be exercisable during a period of not more than five (5) years after the Date of Grant.

               (b)  EXERCISABILITY OF INCENTIVE STOCK OPTIONS.

                    (1) The Committee shall have discretion to determine when an Incentive Stock Option becomes exercisable and may provide that the Incentive Stock Option shall become exercisable in installments. If the Participant does not purchase in any year the full number of shares which the Participant is entitled to purchase in that year, the Participant may, if provided in the Award Agreement, purchase in any subsequent year such previously unpurchased shares in addition to those that the Participant is otherwise entitled to purchase.

                    (2) In the event an Incentive Stock Option is immediately exercisable at the Date of Grant, the manner of exercising such Option in the event it is not immediately exercised in full shall be specified in the Award Agreement.

                    (3) The Committee may accelerate the exercise date of any Incentive Stock Option which is not immediately exercisable at the Date of Grant as the Committee, in its discretion, deems advisable.

                    (4) The Award Agreement shall set forth all provisions relating to the exercisability of Incentive Stock Options.

6.04 PAYMENT OF OPTION PRICE. Upon the exercise of any Incentive Stock Option granted pursuant to this Plan, the purchase price for such shares of Stock subject to such Option shall be paid in cash unless the Committee, in its sole discretion and subject to any applicable rules or regulations it may adopt, allows such payment to be made, in whole or in part, by the transfer from the Participant to the Corporation of previously acquired shares of Stock. Any Stock so transferred shall be valued at Fair Market Value on the day immediately preceding the effective exercise of the Incentive Stock Option. For purposes of this Section 6.04, "previously acquired shares of Stock" shall include shares of Stock that are already owned by the Participant at the time of exercise.

6.05 RIGHTS AS A SHAREHOLDER. The Participant shall have no rights as a shareholder with respect to any shares of Stock subject to an Incentive Stock Option until the Participant becomes the holder of record of such shares. Except as provided in Section 4.03, no adjustments shall be made for dividends or other cash distributions or for other rights that have a record date preceding the date the Participant becomes the holder of record of such shares of Stock.

                       ARTICLE VII - NONQUALIFIED STOCK OPTIONS


7.01 GRANT OF NONQUALIFIED STOCK OPTIONS. In accordance with the provisions of the Plan, the Committee shall approve, following recommendation by management of the Corporation or its Subsidiaries, the Eligible Employees to whom Nonqualified Stock Options shall be granted under this Article VII. The Committee shall determine the number of shares to be subject to each Nonqualified Stock Option, the time at which such Option shall be granted, whether such Option shall be granted in exchange for the cancellation and termination of a previously granted Nonqualified Stock Option under the Plan or otherwise, the extent to which a Nonqualified Stock Option may be exercisable upon the Participant's termination of employment, which may differ depending upon the reason for such termination, the manner in which a Nonqualified Stock Option may be exercised and the form of the Award Agreement that shall evidence each Nonqualified Stock
          Option.   Except as otherwise provided in this Article VII, the
          Committee shall determine the terms, conditions and other provisions of each Award Agreement, which may vary from Participant to Participant. Each Participant shall enter into an Award Agreement with the Corporation with respect to the grant of each Nonqualified Stock Option.

7.02 OPTION PRICE. Unless otherwise determined by the Committee, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of one share of Stock as of the Date of Grant.

7.03      DURATION AND EXERCISE OF OPTIONS.

               (a) DURATION OF NONQUALIFIED STOCK OPTIONS. The period during which a Nonqualified Stock Option granted under the Plan may be exercised shall be established by the Committee, and shall be set forth in the Award Agreement, but in no event shall any Nonqualified Stock Option be exercisable during a term of more than ten (10) years after the Date of Grant.

               (b)  EXERCISABILITY OF NONQUALIFIED STOCK OPTIONS.

                    (1) The Committee shall have discretion to determine when a Nonqualified Stock Option becomes exercisable and may provide that the Nonqualified Stock Option shall become exercisable in installments. If the Participant does not purchase in any year the full number of shares which the Participant is entitled to purchase in that year, the Participant may, if provided in the Award Agreement, purchase in any subsequent year such previously unpurchased shares in addition to those that the Participant is otherwise entitled to purchase.

                    (2) In the event a Nonqualified Stock Option is immediately exercisable at the Date of Grant, the manner of exercising such Option in the event it is not immediately exercised in full shall be specified in the Award Agreement.

                    (3) The Committee may accelerate the exercise date of any Nonqualified Stock Option which is not immediately exercisable at the Date of Grant as the Committee, in its discretion, deems advisable.

                    (4) The Award Agreement shall set forth all provisions relating to the exercisability of Nonqualified Stock Options.


7.04 PAYMENT OF OPTION PRICE. Upon the exercise of any Nonqualified Stock Option granted pursuant to this Plan, the purchase price for such shares of Stock subject to such Option shall be paid in cash unless the Committee, in its sole discretion and subject to any applicable rules or regulations it may adopt, allows such payment to be made, in whole or in part, by the transfer from the Participant to the Corporation of previously acquired shares of Stock. Any Stock so transferred shall be valued at Fair Market Value on the day immediately preceding the effective exercise of the Nonqualified Stock Option. For purposes of this Section 7.04, "previously acquired shares of Stock" shall include shares of Stock that are already owned by the Participant at the time of exercise.

7.05 RIGHTS AS A SHAREHOLDER. The Participant shall have no rights as a shareholder with respect to any shares of Stock subject to a Nonqualified Option until the Participant becomes the holder of record of such shares. Except as provided in Section 4.03, no adjustments shall be made for dividends or other cash distributions or for other rights that have a record date preceding the date the Participant becomes the holder of record of such shares of Stock.


                      ARTICLE VIII - NONQUALIFIED STOCK OPTIONS
                                     FOR DIRECTORS


8.01      GRANT OF NONQUALIFIED STOCK OPTIONS.

               (a) In accordance with the provisions of the Plan, the Board shall determine the Outside Directors and Subsidiary Directors to whom Nonqualified Stock Options shall be granted under this Article

                    VIII. The Board shall determine the number of shares of Stock to be subject to each Nonqualified Stock Option, the time at which such Option shall be granted, whether such Option shall be granted in exchange for the cancellation and termination of a previously granted Nonqualified Stock Option under the Plan or otherwise, the extent to which a Nonqualified Stock Option may be exercisable upon the Outside Director's or Subsidiary Director's termination of membership on the Board, which may differ depending on the reason for such termination, the manner in which a Nonqualified Stock Option may be exercised and the form of the Award Agreement that shall evidence each Nonqualified Stock Option. Except as otherwise provided in this Article VIII, the Board shall determine the terms, conditions and other provisions of each Award Agreement, which may vary from Outside Director to Outside Director and from Subsidiary Director to Subsidiary Director. Each Outside Director or Subsidiary Director shall enter into an Award Agreement with the Corporation with respect to the grant of each Nonqualified Stock Option.

                    In addition to the foregoing discretionary grants, each Outside Director and Subsidiary Director shall automatically be granted Nonqualified Stock Options as provided in Sections 8.01(b) and 8.01(c).

               (b)  INITIAL GRANTS.

                    (1) On September 14, 1992, each Incumbent Director was granted a Nonqualified Stock Option to purchase three thousand eight hundred (3,800) shares of stock, Such Option shall remain subject to the terms and conditions of this Plan.

                    (2) Each New Director who first becomes elected to the Board on or after September 14, 1992, shall be granted a Nonqualified Stock Option to purchase three thousand eight hundred (3,800) shares of Stock on the date of such election.

               (c)  ANNUAL GRANTS.

                    (1) If an Outside Director receives an initial grant pursuant to Section 8.01(b) during the first six (6) months of a Fiscal Year, the Outside Director shall be granted a Nonqualified Stock Option to purchase one thousand nine hundred (1,900) shares of Stock on the last day of the Fiscal Year in which the Outside Director received such initial grant and on the last day of each Fiscal Year thereafter during which the Outside Director continues to serve on the Board.

                    (2) If an Outside Director receives an initial grant pursuant to Section 8.01(b) during the last six (6) months of a Fiscal Year, the Outside Director shall be granted a Nonqualified Stock Option to purchase one thousand nine hundred (1,900) shares of Stock on the last day of the Fiscal Year immediately following the Fiscal Year in which the Outside Director received such initial grant and on the last day of each Fiscal Year thereafter during which the Outside Director continues to serve on the Board.

                    (3) An Outside Director or a Subsidiary Director may elect in writing to receive a Nonqualified Stock Option in lieu of all or any portion of the cash fees for which the Outside Director or Subsidiary Director may be entitled to receive payment following the date of such election, whether in the form of an annual retainer or in the form of fees for attending or chairing meetings of the Board or Subsidiary Board or any committee to which the Outside Director or Subsidiary Director has been appointed, and which would otherwise be payable to the Outside Director or Subsidiary Director during the Fiscal Year for which such election has been made. The number of shares subject to such Nonqualified Stock Option shall be determined by dividing the total dollar amount subject to the election by an amount equal to twenty-five percent (25%) of the Fair Market Value of the Stock of the Corporation as of the Date of Grant. For purposes of this Section 8.01(c)(3), the "Date of Grant" shall be the last day of the Fiscal Year for which the election has been made. Beginning with the 1998 Fiscal Year, an election by an Outside Director or Subsidiary Director to receive a Nonqualified Stock Option pursuant to this Section 8.01(c)(3) may be made at any time prior to the Date of Grant on a form prescribed by the Board.

8.02      OPTION PRICE.

               (a) The option price per share for all Nonqualified Stock Options granted pursuant to Sections 8.01(b), 8.01(c)(1) and 8.01(c)(2) shall be one hundred percent (100%) of the Fair Market Value of one share of Stock as of the Date of Grant.

               (b) The option price per share for all Nonqualified Stock Options granted pursuant to Section 8.01(c)(3) shall be seventy-five percent (75%) of the Fair Market Value of one share of Stock as of the Date of Grant.

8.03      DURATION AND EXERCISE OF OPTIONS.

               (a) DURATION OF OPTIONS. Unless otherwise determined by the Board and specified in the Award Agreement, the period during which any Nonqualified Stock Option granted to Outside Directors or Subsidiary Directors under this Article VIII may be exercised shall be five (5) years after the Date of Grant.

               (b)  EXERCISABILITY OF NONQUALIFIED STOCK OPTIONS.

                    (1) Unless otherwise determined by the Board and specified in the Award Agreement, all Nonqualified Stock Options granted to Outside Directors or Subsidiary Directors pursuant to Section 8.01 shall become exercisable with respect to one-third of the shares subject to the Nonqualified Stock Options on each of the three succeeding anniversaries of the Date of Grant; provided, however, that the Outside Director or the Subsidiary Director shall not be entitled to exercise any portion of such Nonqualified Stock Option that has become exercisable until the Market Value Threshold has been satisfied.

                    (2) If the Outside Director does not purchase in any year the full number of shares which the Outside Director is entitled to purchase in that year, the Outside Director shall be entitled to purchase in any subsequent year such previously unpurchased shares in addition to those shares the Outside Director is otherwise entitled to purchase.

                    (3) In the event a Nonqualified Stock Option is immediately exercisable at the Date of Grant, the manner of exercising such Option in the event it is not immediately exercised in full shall be specified in the Award Agreement.

                    (4) The Board may accelerate the exercise date of any Nonqualified Stock Option which is not immediately exercisable at the Date of Grant as the Board, in its discretion, deems advisable.

                    (5) The Award Agreement shall set forth all provisions relating to the exercisability of Nonqualified Stock Options.

8.04 MANNER OF OPTION EXERCISE. A Nonqualified Stock Option may be exercised by an Outside Director or a Subsidiary Director in whole or in part, subject to the conditions of this Plan and subject to such other administrative rules as the Board may deem advisable, by delivering to the principal office of the Corporation written notice of the number of whole shares with respect to which the Nonqualified Stock Option is being exercised and by paying the purchase price for such shares in full. The exercise of the Nonqualified Stock Option shall be deemed effective upon receipt of such notice by the Corporation and upon payment that complies with the terms of this Plan. As soon as practicable after the effective exercise of the Nonqualified Stock Option, the Outside Director or Subsidiary Director shall be recorded on the stock transfer books of the Corporation as the owner of the shares purchased and the Corporation shall deliver to the Outside Director or Subsidiary Director one or more duly issued stock certificates evidencing such ownership.

8.05 PAYMENT OF OPTION PRICE. Upon the exercise of any Nonqualified Stock Option granted to an Outside Director or Subsidiary Director pursuant to this Article VIII, the purchase price for such shares of Stock subject to such Option shall be paid in cash unless the Board, in its sole discretion and subject to any applicable rules or regulations it may adopt, allows such payment to be made, in whole or in part, by the transfer from the Outside Director or Subsidiary Director to the Corporation of previously acquired shares of Stock. Any Stock so transferred shall be valued at Fair Market Value on the day immediately preceding the effective exercise of the Nonqualified Stock Option. For purposes of this Section 8.05, "previously acquired shares of Stock" shall include shares of Stock that are already owned by the Outside Director or Subsidiary Director at the time of exercise.

8.06 RIGHTS AS A SHAREHOLDER. The Outside Director or Subsidiary Director shall have no rights as a shareholder with respect to any shares of Stock subject to a Nonqualified Stock Option until the Outside Director or Subsidiary Director becomes the holder of record of such shares. Except as provided in Section 4.03, no adjustments shall be made for dividends or other cash distributions or for other rights that have a record date preceding the date the Outside Director or Subsidiary Director becomes the holder of record of such shares of Stock.

8.07 TERMINATION OF STATUS AS A DIRECTOR. Unless otherwise determined by the Board and specified in the Award Agreement, in the event that an Outside Director's membership on the Board or a Subsidiary Director's membership on the Subsidiary Board terminates, the following provisions shall apply:

               (a) If the Outside Director's membership on the Board or the Subsidiary Director's membership on the Subsidiary Board terminates for any reason other than the Outside Director's or Subsidiary Director's death or disability, the Outside Director or Subsidiary Director shall be entitled to exercise any Nonqualified Stock Option granted to such Outside Director or Subsidiary Director pursuant to this
                    Article VIII to the extent such Option was exercisable as of the date of such termination for a period of three (3) months following the date of such termination unless such Option, by its terms, expires before the end of such three-month period; provided, however, that the Outside Director or Subsidiary Director shall not be entitled to exercise any Nonqualified Stock Option pursuant to this
                    Section 8.07(a) unless, prior to the expiration of the exercise period specified herein, the Market Value Threshold has been satisfied. To the extent that the Nonqualified Stock Option is not exercisable as of the date the Outside Director's membership on the Board or the Subsidiary Director's membership on the Subsidiary Board terminates for any reason other than death or disability, or to the extent the Outside Director or Subsidiary Director does not exercise such Option within the period specified in this
                    Section 8.07(a), all rights of the Outside Director or Subsidiary Director under such Option shall be forfeited.

               (b) If the Outside Director's membership on the Board or the Subsidiary Director's membership on the Subsidiary Board terminates because of disability, the Outside Director or Subsidiary Director shall be entitled to exercise any Nonqualified Stock Option to the extent such Option was exercisable as of the date the Outside Director's membership on the Board or the Subsidiary Director's membership on the Subsidiary Board is terminated by reason of disability for a period of twelve (12) months following the date of such termination unless such Option, by its terms, expires before the end of such twelve-month period; provided, however, that the Outside Director or Subsidiary Director shall not be entitled to exercise any Nonqualified Stock Option pursuant to this Section 8.07(b) unless, prior to the expiration of the exercise period specified herein, the Market Value Threshold has been satisfied. To the extent that such Option was not exercisable as of the date the Outside Director's membership on the Board or the Subsidiary Director's membership on the Subsidiary Board terminates because of disability, or if the Outside Director or Subsidiary Director does not exercise the Nonqualified Stock Option within the twelve-month period specified in this
                    Section 8.07(b), all rights of the Outside Director or Subsidiary Director under such Option shall be forfeited. For purposes of this Section 8.07(b), "disability" shall mean a mental or physical condition of the Outside Director or Subsidiary Director resulting from illness, injury or disease which, as determined by the Board, causes the Outside Director to resign from the Board or the Subsidiary Director to resign from the Subsidiary Board and is reasonably expected to be of long and indefinite duration or result in death.

               (c) If the Outside Director or Subsidiary Director dies (i) while a member of the Board or Subsidiary Board, (ii) within the three (3) months following the termination of the Outside Director's membership on the Board or the termination of the Subsidiary Director's membership on the Subsidiary Board in the case of Section 8.07(a) above, or
                    (iii) within the twelve (12) months following the termination of the Outside Director's membership on the Board or the termination of the Subsidiary Director's membership on the Subsidiary Board in the case of Section 8.07(b) above, any Nonqualified Stock Option granted to such Outside Director or Subsidiary Director shall become immediately exercisable in full and may be exercised by the Outside Director's or Subsidiary Director's estate or any person who acquired the right to exercise any Nonqualified Stock Option granted to such Outside Director or Subsidiary Director pursuant to this Article VIII by bequest or inheritance until the date such Option expires as specified in Section 8.03(a) above. Notwithstanding the foregoing, the Outside Director's or Subsidiary Director's estate or any person who acquired the right to exercise such Nonqualified Stock Option by bequest or inheritance shall not be entitled to exercise any portion of such Option pursuant to this Section 8.07(c) unless, prior to the expiration of the exercise period specified herein, the Market Value Threshold has been satisfied.

8.08 INVESTMENT PURPOSE. The Corporation shall require, as a condition to the grant and exercise of any Nonqualified Stock Option pursuant to this Article VIII, that any Stock acquired pursuant to such Nonqualified Stock Option shall be acquired only for investment if, in the opinion of counsel for the Corporation, such condition is required or deemed advisable under securities laws or any other applicable law, regulation or rule of any government or governmental agency. In this regard, if requested by the Corporation, the Outside Director or Subsidiary Director, prior to the acquisition of any shares of Stock pursuant to any Nonqualified Stock Option, shall execute an investment letter to the effect that the Outside Director or Subsidiary Director is acquiring shares of Stock pursuant to such Option for investment purposes only and not with the intention of making any distribution of such shares and will not dispose of the shares in violation of the applicable federal and state securities laws.

                         ARTICLE IX - RESTRICTED STOCK AWARDS


9.01 GRANT OF RESTRICTED STOCK AWARDS. In accordance with the provisions of the Plan, the Committee shall approve, following recommendation by management of the Corporation or its Subsidiaries, the Eligible Employees to whom Restricted Stock Awards shall be granted, shall determine the number of shares to be subject to each Restricted Stock Award, the time at which the Restricted Stock Award is to be granted, the manner in which restrictions on the transferability of shares of Stock represented by the Restricted Stock Award will lapse including the extent to which such restrictions may lapse upon the Participant's termination of employment, which may differ depending upon the reason for such termination, subject to the provisions of Section 9.03, and such other provisions of the Restricted Stock Award as the Committee may deem necessary or desirable. The Committee shall determine the form of Award Agreement that shall evidence each Restricted Stock Award and shall determine the terms, conditions and other provisions of each Award Agreement, which may vary from Participant to Participant. Each participant shall enter into an Award Agreement with the Corporation with respect to the grant of each Restricted Stock Award.

9.02 RESTRICTIONS ON TRANSFER. The shares of Stock awarded pursuant to a Restricted Stock Award shall be subject to the following restrictions:

               (a) No such share of Stock may be sold, transferred, assigned, pledged, encumbered or otherwise alienated or hypothecated unless and only to the extent that restrictions shall have lapsed in accordance with the Plan and the Award Agreement.

               (b) Upon the grant of a Restricted Stock Award, the Corporation shall cause to be issued stock certificates representing the shares subject to such Restricted Stock Award in the Participant's name. The Corporation shall hold such stock certificates until the restrictions set forth in Section 9.02(a) lapse in accordance with the Plan and the Award Agreement. Once the restrictions have lapsed with respect to all or part of the shares subject to the Restricted Stock Award, such stock certificates shall be distributed to the Participant.

               (d) Notwithstanding the provisions of Section 9.02(b), and subject to any terms, conditions or other restrictions set forth in the Award Agreement, a Participant receiving a Restricted Stock Award shall, as of the Date of Grant, have the right to vote such shares of Stock and to receive dividends and other distributions made with respect to such shares, but the Participant shall not, unless otherwise determined by the Committee, have any other rights as a shareholder. The terms, conditions and restrictions set forth in the Award Agreement shall also apply to any additional shares of Stock received by a Participant as the result of any dividend paid on the shares of Stock subject to the Restricted Stock Award or as the result of any stock split, stock distribution or combination of shares that affects the shares of Stock subject to the Restricted Stock Award.

9.03 LAPSING OF RESTRICTIONS. The Committee shall have the discretion to determine the times and extent to which restrictions on the transferability of shares under each Restricted Stock Award shall lapse, and the Award Agreement shall set forth all provisions relating to the lapsing of such restrictions.

9.04 MODIFICATION OF LAPSING SCHEDULE. The Committee may, in its sole discretion, modify the rate at which restrictions on transferability of shares under a Restricted Stock Award shall lapse. Any such modification shall apply only to those shares of Stock which are restricted as of the effective date of the modification, and shall be reflected in a resolution adopted by the Committee and, if deemed appropriate by the Committee, in an amendment to any Award Agreement with respect to which it applies.


                            ARTICLE X - PERFORMANCE UNITS


10.01 GRANT OF PERFORMANCE UNITS. In accordance with the provisions of the Plan, the Committee shall approve, following recommendation by the management of the Corporation or its Subsidiary, the Eligible Employees to whom Performance Unit Awards shall be granted, and shall determine the number of Performance Units to be subject to each Performance Unit Award, the time at which such Performance Unit Award shall be granted, the extent to which Performance Units may vest upon the Participant's termination of employment, which may differ depending upon the reason for such termination, and such other provisions of the Performance Unit Award as the Committee may deem necessary or desirable. The Committee shall determine the form of Award Agreement that shall evidence each Performance Unit Award and shall determine the terms, conditions and other provisions of each Award Agreement, which may vary from Participant to Participant. Each Participant shall enter into an Award Agreement with the Corporation with respect to the grant of each Performance Unit Award.

10.02 VESTING OF PERFORMANCE UNITS. Each Performance Unit Award Agreement shall set forth:

               (a) The Performance Period over which Performance Units may vest;

               (b) The initial or cumulative Performance Goals which must be satisfied prior to vesting of any portion of the Performance Units represented by the Performance Unit Award. Unless otherwise determined by the Committee, such Performance goals shall, for purposes of valuing each Performance Unit under Section 10.03, include threshold, target and maximum levels.

               (c) The vesting schedule with respect to the Performance Units, shall be determined by the Committee and shall depend upon the attainment of the initial or cumulative Performance Goals set forth in the Award Agreement.

10.03 VALUATION OF PERFORMANCE UNITS. The dollar value of each Performance Unit that becomes vested and payable to a Participant pursuant to
          Section 10.02(c) shall be determined by the Committee in accordance with the formula set forth in the Award Agreement and in accordance with any corresponding initial or cumulative Performance Goals.

10.04 PAYMENT OF PERFORMANCE UNIT AWARDS. The value of Performance Units that have vested shall be paid to the Participant within thirty (30) calendar days after the Committee determines whether the applicable Performance Goals have been attained after the end of the Performance Period. Such payment may, at the discretion of the Committee, be made in cash, stock or any combination thereof. Any payment to be made to a Participant shall be subject to the applicable withholding requirements described in Section 15.06.

10.05 AMENDMENT OF PERFORMANCE UNIT AWARDS. The Committee may, at any time during a Performance Period, suspend, modify or terminate a Performance Unit Award upon the occurrence of any extraordinary event which substantially affects the Corporation or the Subsidiary, including, but not limited to, a merger, consolidation, exchange, divestiture (including a spin-off), reorganization or liquidation of the Corporation or Subsidiary or the sale by the Corporation or Subsidiary of substantially all of its assets and the consequent discontinuance of its business.


                            ARTICLE XI - CHANGE OF CONTROL


11.01 DEFINITIONS. For purposes of this Article XI, the following definitions shall apply:

               (a)  "CHANGE OF CONTROL" shall mean any of the following events:

                    (1) A merger or consolidation to which the Corporation is a party if the individuals and entities who were shareholders of the Corporation immediately prior to the effective date of such merger or consolidation have, immediately following the effective date of such merger or consolidation, beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of less than fifty percent (50%) of the total combined voting power of all classes of securities issued by the surviving corporation for the election of directors of the surviving corporation;

                    (2) The direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of
                         1934) of securities of the Corporation representing, in the aggregate, twenty percent (20%) or more of the total combined voting power of all classes of the Corporation's then issued and outstanding securities by any person or entity or by a group of associated persons or entities acting in concert;

                    (3) The sale of the properties and assets of the Corporation substantially as an entirety, to any person or entity which is not a wholly-owned subsidiary of the Corporation;

                    (4) The shareholders of the Corporation approve any plan or proposal for the liquidation of the Corporation; or

                    (5) A change in the composition of the Board at any time during any consecutive twenty-four (24) month period such that the "Continuity Directors" cease for any reason to constitute at least a seventy percent (70%) majority of the Board. For purposes of this event, "Continuity Directors" means those members of the Board who either:

                         (i)  were directors at the beginning of such
                              consecutive twenty-four (24) month period; or

                         (ii) were elected by, or on the nomination or
                              recommendation of, at least a two-thirds (2/3) majority of the then-existing Board of Directors.

               (b) "CHANGE OF CONTROL ACTION" shall mean any payment (including any benefit or transfer of property) in the nature of compensation to or for the benefit of a Participant, Outside Director or Subsidiary Director under any arrangement which is considered to be contingent on a Change of Control for purposes of Internal Revenue Code Section 280G. As used in this definition, the term "arrangement" means any agreement between a Participant,

                    Outside Director or Subsidiary Director and the Corporation or its Subsidiary and shall include, without limitation, any and all of the Corporation's or Subsidiary's salary, bonus, incentive, restricted stock, stock option, compensation or benefit plans, programs or arrangements and this Plan.

               (c) "CHANGE OF CONTROL TERMINATION" shall mean, with respect to a Participant, Outside Director or Subsidiary Director, any of the following events occurring within two (2) years after a Change of Control:

                    (1) The termination of the Participant's employment by the Corporation or its Subsidiary for any reason, with or without cause, except for conduct by the Participant constituting (i) a felony involving moral turpitude under either federal law or the law of the state of the Corporation's incorporation or (ii) the Participant's willful failure to fulfill his employment duties with the Corporation or its Subsidiary; provided, however, that for purposes of this clause (ii), an act or failure to act by the Participant shall not be "willful" unless it is done, or omitted to be done, in bad faith and without any reasonable belief that the Participant's action or omission was in the best interests of the Corporation or its Subsidiary; or

                    (2) The termination of employment with the Corporation or its Subsidiary by the Participant for Good Reason.

                    With respect to an Outside Director or Subsidiary Director, "Change of Control Termination" shall mean the termination of the Outside Director's status as a member of the Board for any reason within two (2) years after a Change of Control.

               (d) "GOOD REASON" shall mean a good faith determination by the Participant, in the Participant's sole and absolute judgment, that any one or more of the following events has occurred without the Participant's express written consent after a Change of Control:

                    (1)  A change in the Participant's reporting
                         responsibilities, titles or offices as in effect immediately prior to the Change of Control, or any removal of the Participant from or any failure to re-elect the Participant to any of such positions, which has the effect of diminishing the Participant's responsibility or authority;

                    (2) A reduction by the Corporation or its Subsidiary in the Participant's base salary as in effect immediately prior to the Change of Control or as the same may be increased from time to time thereafter;

                    (3) A requirement imposed by the Corporation or its Subsidiary on the Participant that results in the Participant being based at a location that is outside of a twenty-five (25) radius mile of the Participant's job location at the time of the Change of Control;

                    (4) Without the adoption of a replacement plan, program or arrangement that provides benefits to the Participant that are equal to or greater than those benefits that are discontinued or adversely affected:

                         (a) The failure by the Corporation or Subsidiary to continue in effect, within its maximum stated term, any pension, bonus, incentive, stock ownership, purchase, option, life insurance, health, accident, disability, or any other employee compensation or benefit plan, program or arrangement, in which the Participant is participating immediately prior to a Change of Control; or

                         (b) The taking of any action by the Corporation or its Subsidiary that would adversely affect the Participant's participation or materially reduce the Participant's benefits under any of such plans, programs or arrangements; or

                    (5) Any action by the Corporation or its Subsidiary that would materially adversely affect the physical conditions existing at the time of the Change of Control in or under which the Participant performs his or her employment duties; or

                    (6) If the Participant's primary employment duties are with a Subsidiary of the Corporation, the sale, merger, contribution, transfer or any other transaction relating to the Corporation's ownership interest in such Subsidiary and which decreases such ownership interest below the level specified in Section 2.28; or

                    (7) Any material breach by the Corporation or its Subsidiary of any employment agreement between the Participant and the Corporation or its Subsidiary.

               "Good Reason" shall not include the Participant's death or termination for any reason other than the events specified in clauses (1) through (7) above.

11.02 ACCELERATION OF VESTING/PUT OPTION. Subject to the "Limitation on Change of Control Compensation" contained in Section 11.03, in the event of a Change of Control Termination of a Participant, Outside Director or Subsidiary Director, and without further action of the Board, the Committee or otherwise:

               (a) Each Incentive Stock Option or Nonqualified Stock Option granted to such Participant, Outside Director or Subsidiary Director pursuant to this Plan shall become immediately exercisable in full, any restrictions that may apply to the exercisability of the Incentive Stock Option or Nonqualified Stock Option, including but not limited to the Market Value Threshold if applicable, shall be deemed to be satisfied (notwithstanding any provision in the Plan or the Award Agreement to the contrary), and the Incentive Stock Option or Nonqualified Stock Option shall remain exercisable until the expiration of such Option;

               (b) All restrictions on the transferability of shares of Stock subject to each Restricted Stock Award granted to such Participant shall immediately lapse and be of no further force or effect;

               (c) The value of all Performance Units awarded to such Participant shall immediately become payable, notwithstanding any provision in the Plan or Award Agreement to the contrary. For purposes of this Section 11.02(c), the value of such Performance Units shall be calculated (i) by determining the value of such Performance Units pursuant to the formula set forth in the Award Agreement and assuming that the Company has achieved the target level of any Performance Goals relating to such Performance Units, and
                    (ii) by multiplying the value determined in (i) by a fraction, the numerator of which shall be the number of days the Participant worked for the Corporation or its Subsidiary during the Performance Period relating to such Performance Units immediately prior to the Change in Control Termination, and the denominator of which shall be the number of days in such Performance Period.

               (d) Within thirty (30) days following the Change of Control Termination, the Participant may, by written election delivered to an officer of the Corporation, require the Corporation to purchase, within five (5) days following delivery of the election, the shares of the Participant's Stock with respect to which restrictions have lapsed in accordance with Section 11.02(b), at a price equal to the Fair Market Value of such shares of Stock on the day prior to the Change of Control; provided, however, that if a Participant is a Section 16(b) Participant and if the Change of Control Termination occurs within the six (6) month period following the later of the Participant's most recent purchase of Stock which is subject to Section 16(b) of the 1934 Act or the grant of the applicable Restricted Stock Award, then, to the extent necessary to comply with Rule 16b-3, as amended, the Participant shall be entitled to deliver the written election specified herein within thirty (30) days following the expiration of such six-month period, and the thirty-five
                    (35) day period referenced in clause Section 11.02(e) shall commence upon the expiration of such six-month period. For purposes of this Section 11.02(d), a "purchase of Stock which is subject to Section 16(b) of the 1934 Act" shall, to the extent provided by Section 16(b) of the Securities and Exchange Act of 1934 and the General Rules and Regulations issued thereunder, include the establishment of or increase in a call equivalent position or the liquidation of or decrease in a put equivalent position with respect to such Stock.

               (e) To the extent a Participant has not sold shares of Stock to the Corporation pursuant to Section 11.02(d), certificates for such shares of Stock, with no restrictive language, shall be delivered to the Participant within thirty-five
                    (35) days following the Change of Control Termination.

11.03 LIMITATION ON CHANGE OF CONTROL COMPENSATION. A Participant, Outside Director or Subsidiary Director shall not be entitled to receive any Change of Control Action which would, with respect to the Participant, constitute a "parachute payment" for purposes of Internal Revenue Code
          Section 280G. In the event any Change of Control Action would, with respect to the Participant, constitute a "parachute payment," the Participant shall have the right to designate those Change of Control Action(s) which would be reduced or eliminated so that the Participant will not receive a "parachute payment."

11.04 LIMITATIONS ON COMMITTEE'S AND BOARD'S ACTIONS. Prior to a Change of Control, a Participant, Outside Director or Subsidiary Director shall have no rights under this Article XI, and the Board shall have the power and right, within its sole discretion, by a resolution adopted by a two-thirds (2/3) majority to rescind, modify or amend this
          Article XI without any consent of the Participant, Outside Director or Subsidiary Director. In all other cases, and notwithstanding the authority granted to the Committee or Board to exercise discretion in interpreting, administering, amending or terminating this Plan, neither the Committee nor the Board shall, following a Change of Control, have the power to exercise such authority or otherwise take any action which is inconsistent with the provisions of this Article XI.

          Notwithstanding anything in this Article XI to the contrary, the Board may restrict the rights of, or the applicability of this Article XI to, Section 16(b) Participants, Outside Directors or Subsidiary Directors to the extent necessary to comply with Section 16(b), or any successor provision, of the Securities Exchange Act of 1934, as amended.

             ARTICLE XII - RIGHTS OF ELIGIBLE EMPLOYEES AND PARTICIPANTS


12.01 RELATIONSHIP TO EMPLOYMENT. Nothing contained in the Plan, nor in any Award granted pursuant to the Plan, shall confer upon any Participant any right with respect to continuance of employment by the Corporation or its Subsidiaries, nor interfere in any way with the right of the Corporation or its Subsidiaries to terminate the Participant's employment at any time.

12.02 NONTRANSFERABILITY OF AWARD. No Incentive Stock Options, Restricted Stock Awards or Performance Units shall be transferable, in whole or in part, by the Participant, either voluntarily or involuntarily, except by will or the laws of descent or distribution. If the Participant attempts to transfer an Incentive Stock Option, Restricted Stock Award or Performance Unit, or any portion of such Option, Award or Unit, such transfer shall be void and the Incentive Stock Option, Restricted Stock Award or Performance Unit shall terminate. An Incentive Stock Option shall be exercisable during the Participant's lifetime only by the Participant or by such Participant's guardian or other legal representative.

          Subject to the approval of the Committee, or, in the case of Outside Directors or Subsidiary Directors, subject to the approval of the Board, Nonqualified Stock Options granted under the Plan may be transferred, for no consideration, by the Participant, the Outside Director or Subsidiary Director to a member of the Participant's, Outside Director's or Subsidiary Director's immediate family, to a trust for the benefit of such family members or to a partnership in which such family members are the only partners. The family member to whom, or the trust or partnership to which, a Nonqualified Stock Option has been transferred shall not be permitted to subsequently transfer the Option, either voluntarily or involuntarily, unless such transfer is to another family member, trust or partnership which meets the requirements of this Section 12.02. No other transfers of Nonqualified Stock Options, in whole or in part, by the Participant, Outside Director or Subsidiary Director shall be permitted, voluntarily or involuntarily, except by will or the laws of descent and distribution. If the Participant, Outside Director or Subsidiary Director attempts to transfer a

          Nonqualified Stock Option, or any portion of such Option, in a manner not permitted by this Section 12.02, such transfer shall be void and the Nonqualified Stock Option shall terminate.


                       ARTICLE XIII - AMENDMENT OR MODIFICATION


13.01     AUTHORITY TO AMEND AND PROCEDURE.  Subject to the provisions of
          Article XI, the Board or the Committee may, at any time and without further action on the part of the shareholders of the Corporation, terminate this Plan or make such amendments thereto as it deems advisable and in the best interests of the Corporation or its Subsidiaries; provided, however, that no such termination or amendment shall, without the consent of a Participant, Outside Director, or Subsidiary Director materially adversely affect or impair the right of a Participant, Outside Director or Subsidiary Director with respect to an Award already granted; and provided, further, that no amendment shall, either directly or indirectly:

               (a) Materially increase the total number of shares of Stock that may be awarded under this Plan to all Participants, Outside Directors and Subsidiary Directors, except for adjustments described in Section 4.03 of this Plan;

               (b) Materially increase the benefits accruing to Participants, Outside Directors and Subsidiary Directors under the Plan; or

               (c) Materially modify the requirements as to eligibility for participation in the Plan;

          without the approval of the shareholders of the Corporation, but only if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders of the Corporation, be amended in any manner that will cause Incentive Stock Options to fail to meet the requirements of Internal Revenue Code Section 422.


                  ARTICLE XIV - EFFECTIVE DATE AND DURATION OF PLAN


14.01 EFFECTIVE DATE OF PLAN. The Plan shall be deemed effective upon its adoption by the Board, subject to the approval of Section 4.01 by the shareholders of the Corporation within twelve (12) months following the adoption of the Plan by the Board. If Section 4.01 of the Plan is not approved by the shareholders of the

          Corporation, all provisions of the Plan, including Section 4.01, as originally adopted on September 14, 1992, shall continue in full force and effect.

14.02 DURATION OF THE PLAN. Incentive Stock Options may be granted pursuant to this Plan from time to time during a period of ten (10) years from the Effective Date of the Plan. Nonqualified Stock Options, Restricted Stock Awards and Performance Unit Awards may be granted pursuant to this Plan from time to time after the Effective Date of the Plan and until the Plan is discontinued or terminated by the Board or the Committee.


                           ARTICLE XV - GENERAL PROVISIONS


15.01 CONSTRUCTION AND HEADINGS. The headings of the Articles, Sections and their subparts within the Plan are for convenience only and are not meant to be of substantive significance, and such headings shall not add to or detract from the meaning of such Article, Section or subpart.

15.02 GOVERNING LAW. The Plan and all rights and obligations thereunder shall be construed in accordance with and governed by the laws of the State of Minnesota, without regard to the conflict of laws provisions of any jurisdiction.

15.03 SUCCESSOR AND ASSIGNS. This Plan shall be binding upon and inure to the benefit of the successors and assigns of the Corporation and its Subsidiaries, including, without limitation, whether by way of merger, consolidation, operation of law, assignment, purchase or other acquisition of substantially all of the assets or business of the Corporation or any of its Subsidiaries, and any and all such successors and assigns shall absolutely and unconditionally assume all of the Corporation's or the Subsidiary's obligations hereunder; provided, however, that this Section 15.03 shall not apply with respect to the successors or assigns of a Subsidiary in the event that, prior to a Change of Control, the Subsidiary is sold, merged, contributed or in any other manner transferred or for any other reason ceases to be a Subsidiary of the Corporation.

15.04 SURVIVAL OF PROVISIONS. The rights, remedies, agreements, obligations and covenants of the parties contained in or made pursuant to the Plan, any Award Agreement and any other notices or agreements in connection therewith, including, without limitation, any notice of exercise of an Incentive Stock Option or a Nonqualified Stock Option, shall survive the execution and delivery of such notices and agreements and shall survive the exercise of any Incentive Stock Option or Nonqualified Stock Option, the payment of such Option's exercise price and the delivery and receipt of the shares of Stock subject to such Option, and shall remain in full force and effect.

15.05 ABSENCE OF LIABILITY OF DIRECTORS AND COMMITTEE MEMBERS. No member of the Board or of the Committee shall be liable, with respect to this Plan, for any act, whether by commission or omission, taken by any other member of the Board or the Committee, or by any officer, agent, or employee of the Corporation or its Subsidiaries, nor shall any member of the Board or the Committee be liable, except in circumstances involving such member's own bad faith, for anything done or omitted to be done by any person in connection with this Plan.

15.06 WITHHOLDING TAXES. The Corporation or its Subsidiaries is entitled to:

               (a) Withhold and deduct from future wages of a Participant or from the cash portion of any Award, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to the Participant's exercise of a Nonqualified Stock Option, attributable to the lapse of restrictions on a Restricted Stock Award, attributable to the payment of any Performance Unit Award, or otherwise incurred with respect to any other provisions of the Plan; or

               (b) Require the Participant promptly to remit the amount of such withholding tax obligations to the Corporation or the Subsidiary before acting on the Participant's notice of exercise of a Nonqualified Stock Option or before taking any further action with respect to the Nonqualified Stock Option or the issuance of any certificate with respect to any shares of stock awarded under a Restricted Stock Award or a Nonqualified Stock Option.

          Subject to such rules as the Committee may adopt, the Committee may, in its sole discretion, permit a Participant to satisfy such withholding tax obligations, in whole or in part, with shares of Stock of having an equivalent Fair Market Value or by electing to have the Corporation or Subsidiary withhold shares of Stock having an equivalent Fair Market Value and that are payable under an Award; provided, however, that if the Participant is a Section 16(b) Participant, such Participant must comply with the applicable provisions of Rule 16b-3 or its successor, as then in effect, of the General Rules and Regulations under the Securities and Exchange Act of 1934, as amended.

                                                          COMPANY #
                                                          CONTROL #


                             |  PLEASE DETACH HERE |



1. ELECTION OF CLASS A DIRECTORS: Nominees: Gary L.           FOR ALL nominees listed         / /  WITHHOLD AUTHORITY to vote
   Damkoehler and Raymond G. Schultze, M.D.              / /  at left (except those whose          for all nominees listed at left.
                                                              names have been written in the
                                                              box below).
(TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE WRITE THAT NOMINEE'S NAME IN THE BOX               ----------------------------------------
PROVIDED TO THE RIGHT.)
                                                           ----------------------------------------
2. AMENDED AND RESTATED 1992 LONG-TERM INCENTIVE PLAN.
   Approve 400,000 share increase in number of shares   / / For  / / Against  / / Abstain
   reserved for Plan.

3. STOCK PURCHASE PLAN. Approve 1999 Employee           / / For  / / Against  / / Abstain
   Stock Purchase Plan.

4. INDEPENDENT AUDITORS. Ratification of selection     / / For  / / Against  / / Abstain
   of Ernst & Young LLP as the Company's independent
   auditors for the 1999 fiscal year.

In their discretion, the appointed Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, OR IF NO
DIRECTION IS GIVEN FOR ANY OF PROPOSALS #1 THROUGH #4, WILL BE VOTED FOR SUCH
PROPOSAL.

                                        Dated: _________________________, 1999





                                         ------------------------------------------
                                         (PLEASE DATE AND SIGN name(s)
                                         exactly as shown on your stock
                                         certificate. Executors, administrators,
                                         trustees, guardians, etc., should
                                         indicate capacity when signing. FOR
                                         STOCK HELD IN JOINT TENANCY, EACH JOINT
                                         OWNER SHOULD SIGN).




HEALTH RISK MANAGEMENT, INC.
FOR 1999 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 21, 1999                                                  PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints GARY T. McILROY, M.D., and THOMAS P. CLARK, and each of them, with full power of substitution, his or her proxies to represent and vote, as designated below, all shares of Health Risk Management, Inc. registered in the name of the undersigned, at the Company's 1999 Annual Meeting of Shareholders and at any adjournment thereof, and the undersigned hereby revokes all proxies previously given with respect to the Annual Meeting.



                          SEE REVERSE FOR VOTING INSTRUCTIONS